UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2012

Item 1. Report to Stockholders.

ANNUAL REPORT

June 30, 2012

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Tactical Bond Fund

Brown Advisory Equity Income Fund

The views in this report contained herein were those of the Funds’ investment advisor, Brown Advisory, LLC, as of June 30, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2012. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, June 30, 2012	1
Performance Chart and Analysis	3
Schedule of Investments, June 30, 2012	4
Brown Advisory Value Equity Fund
A Message to our Shareholders, June 30, 2012	5
Performance Chart and Analysis	7
Schedule of Investments, June 30, 2012	8
Brown Advisory Flexible Value Fund
A Message to our Shareholders, June 30, 2012	9
Performance Chart and Analysis	12
Schedule of Investments, June 30, 2012	13
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, June 30, 2012	14
Performance Chart and Analysis	16
Schedule of Investments, June 30, 2012	17
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, June 30, 2012	18
Performance Chart and Analysis	20
Schedule of Investments, June 30, 2012	21
Brown Advisory Opportunity Fund
A Message to our Shareholders, June 30, 2012	22
Performance Chart and Analysis	24
Schedule of Investments, June 30, 2012	25
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, June 30, 2012	26
Performance Chart and Analysis	27
Schedule of Investments, June 30, 2012	28
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, June 30, 2012	34
Performance Chart and Analysis	35
Schedule of Investments, June 30, 2012	36
Brown Advisory Tactical Bond Fund
A Message to our Shareholders, June 30, 2012	39
Performance Chart and Analysis	40
Schedule of Investments, June 30, 2012	41
Brown Advisory Equity Income Fund
A Message to our Shareholders, June 30, 2012	42
Performance Chart and Analysis	44
Schedule of Investments, June 30, 2012	45

GLOSSARY OF TERMS

Barclays Capital 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Capital Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Capital Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

Barclays Capital U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted index which covers the universe of fixed-rate, non-investment grade debt.

Barclays Capital U.S. Corporate Investment Grade Index is composed of publicly issued U.S. dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

G-20 (more formally, the Group of Twenty Finance Ministers and Central Bank Governors) is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies, plus the European Union.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Morgan Stanley Capital Index, Europe, Australasia and Far East Index (“MCSI EAFE Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S.& Canada.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return on Capital is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

GLOSSARY OF TERMS

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

The Trouble Asset Relief Program (“TARP”) is a program of the U.S. government to purchase assets and equity from financial institutions in order to strengthen its financial sector.

(This Page Intentionally Left Blank.)

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the 12-month period ended June 30, 2012, the Brown Advisory Growth Equity Fund (the “Fund”) returned 1.25%. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, rose 5.76%.

Market volatility remained elevated over the course of the last 12 months, primarily driven by the trading patterns of a growing percentage of market participants that tend to focus on geopolitical events, as opposed to individual company fundamentals, by which to make investment decisions.  A nearly constant stream of eurozone headlines, both positive and negative, coupled with fears of a global economic slowdown caused market psychology to vacillate from acute risk aversion to unrestrained risk seeking. By the end of June, those stocks with more exposure to the economic cycle were disproportionately impacted, particularly those in the energy, consumer and technology sectors, as well as those companies deemed to have significant non-U.S. exposure.  Companies viewed as more defensive in nature tended to hold up better during this period. While the performance of the Fund, especially from a relative perspective, was disappointing, we take solace in the fact that our investment process has endured unusual market environments in the past, and we have not altered it in reaction to this one. We continue to invest in what we view as top-quality companies that we believe are positioned to grow faster than their competitors and should provide long-term capital appreciation to investors. To that end, we have taken advantage of the excessive market reaction to add to positions with what we see as exceptional underlying fundamentals, which have not been materially impacted by exogenous events.

From an individual security perspective, the weakest performer during the period was the information technology company NetApp Inc., which supplies data and networking solutions to mid- and large-size companies both inside the U.S. and abroad. The stock was negatively impacted by worries about the sluggish European economy and rumors that a competitor was encroaching on its segment of the market. We are watching these issues closely; however, the Company has been growing faster than the overall industry and expanding its market presence. We cannot invalidate our long-term thesis on the basis of rumors that are not substantiated by our due diligence, so we continue to own the stock.

Energy stocks were another source of weakness for the Fund. We typically do not invest in energy companies whose fortunes are dictated solely by the price of the underlying commodity. Canadian Natural Resources Ltd., a company that has a proven operational track record, was a weak performer during the period. While the company continued to be very profitable, investors sold the stock as the price of oil retreated. Schlumberger Ltd., another under-performing stock, is a good example of how the market overemphasizes the impact that the direction of oil prices has on some oilfield service business models. The Company provides critical operational infrastructure for many of the world’s largest oil and gas companies. The earnings power does not fluctuate with the commodity price and has continued to grow despite falling crude prices in recent months. Both of these companies have historically delivered consistent earnings growth over time in the face of volatile oil prices, which gives us a high degree of confidence to own them throughout this cycle.

Fluor Corp. and Covance Inc. were also weak due to fears of a global slowdown that would potentially impact their growth rates in the short term.

Apple Inc., Intuitive Surgical Inc., MasterCard Inc., Mead Johnson Nutrition Co. and Roper Industries Inc. were all solid performers for the year. By having end markets that are less sensitive to global malaise, these companies were rewarded as they are perceived as providing a “safe haven” for capital in tough economic times.

During the period we made several additions to the portfolio in the consumer sector with the purchase of Fossil Inc. and Estee Lauder Cos. Fossil manufactures watches under its own brand in addition to licensing brands such as Michael Kors and Burberry. The company is experiencing rapid growth in both lines of business. Estee Lauder, a global leader in cosmetics, recently hired a very experienced CEO. The Company has continued to grow its skin-care product line worldwide, very rapidly in some Asian markets.  We also purchased Core Laboratories N.V., a company that uses proprietary technology to help oil producers improve the efficiency of their wells, in turn lowering the marginal per-barrel cost.

ABB Ltd. was eliminated from the portfolio as pricing pressure in the Chinese power infrastructure market began to erode its profit margins. In addition, Bank of New York Mellon Corp. and Urban Outfitters Inc. were sold to fund the purchase of companies with better long-term prospects.

We remain steadfast in our discipline, buying industry-leading companies that possess sustainable competitive advantages, which should translate to above-average earnings growth over time. We do not abandon this approach just because low-growth, defensive

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2012

stocks happen to be in vogue from time to time. Equity valuations have been discounting a steep global downturn, and we are comfortable adding capital to best in breed businesses that, in our view, are trading at bargain multiples. We have confidence that the disconnect between valuation and fundamentals should eventually be recognized by investors that have clearly sacrificed long-term growth potential for what is perceived as short-term safety.

Sincerely,

Kenneth M. Stuzin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Growth Equity Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/12	Year	Year	Year	Year
Advisor Shares1,2	1.05%	19.16%	4.57%	6.95%
Institutional Shares2	1.25%	19.58%	4.99%	7.31%
Russell 1000® Growth Index	5.76%	17.50%	2.87%	6.03%
S&P 500 Index	5.45%	16.40%	0.22%	5.33%

	Advisor Shares	Institutional Shares
Gross Expense Ratio3	1.14%	0.94%
Net Expense Ratio3	1.14%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Performance information for Advisor Shares, prior to commencement of operations on May 18, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Advisor Shares.

2	Institutional Shares and Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
3	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 96.5%

Consumer Discretionary — 5.3%
484,484	Coach, Inc.	28,332,624
297,574	Fossil, Inc.*	22,776,314
		51,108,938
Consumer Staples — 9.5%
326,928	Costco Wholesale Corp.	31,058,160
541,911	Estee Lauder Companies, Inc.	29,328,223
395,803	Mead Johnson Nutrition Co.	31,866,100
		92,252,483
Energy — 11.0%
863,527	Canadian Natural Resources, Ltd.	23,185,700
211,434	Core Laboratories NV	24,505,201
709,657	FMC Technologies, Inc.*	27,839,844
472,944	Schlumberger, Ltd.	30,698,795
		106,229,540
Financials — 2.3%
1,745,257	Charles Schwab Corp.	22,566,173

Health Care — 15.3%
440,041	Covance, Inc.*	21,055,962
321,135	DaVita, Inc.*	31,538,668
723,532	Express Scripts, Inc.*	40,394,791
297,505	IDEXX Laboratories, Inc.*	28,599,156
46,848	Intuitive Surgical, Inc.*	25,943,954
		147,532,531
Industrials — 13.8%
670,708	Danaher Corp.	34,930,473
602,429	Fluor Corp.	29,723,847
293,452	Roper Industries, Inc.	28,928,498
433,652	Stericycle, Inc.*	39,752,879
		133,335,697
Information Technology — 39.3%
497,192	Accenture PLC	29,876,267
491,216	Amphenol Corp.	26,977,583
427,195	ANSYS, Inc.*	26,960,277
79,683	Apple, Inc.*	46,534,872
303,962	Citrix Systems, Inc.*	25,514,570
471,296	Cognizant Technology Solutions Corp.*	28,277,760
1,071,251	Genpact Limited*	17,814,904
78,721	Google, Inc.*	45,663,690
66,563	Mastercard, Inc.	28,629,412
851,780	National Instruments Corp.	22,878,811
771,823	NetApp, Inc.*	24,559,408
566,297	QUALCOMM, Inc.	31,531,417
176,813	Salesforce.com, Inc.*	24,446,165
		379,665,136
Total Common Stocks (Cost $846,809,783)		932,690,498

Short-Term Investments — 2.9%

Money Market Funds — 2.9%
27,692,045	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	27,692,045
	Total Short-Term Investments (Cost $27,692,045)	27,692,045
	Total Investments — 99.4% (Cost $874,501,828)	960,382,543
	Other Assets in Excess of Liabilities — 0.6%	5,771,087
	NET ASSETS — 100.0%	$966,153,630

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	39.3%
Health Care	15.3%
Industrials	13.8%
Energy	11.0%
Consumer Staples	9.5%
Consumer Discretionary	5.3%
Money Market Funds	2.9%
Financials	2.3%
Other Assets and Liabilities	0.6%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the 12-month period ended June 30, 2012, the Brown Advisory Value Equity Fund Institutional Shares (the “Fund”) posted a negative return of 1.35%. During the same period, the Russell 1000 Value Index (the “Index”), the Fund’s benchmark, increased 3.01%.

Leading contributors to performance this fiscal year included Apple Inc., Merck & Co Inc., Microsoft Corp., American Eagle Outfitters Inc. and Lowe’s Cos. It is not surprising that some of our top performers came from lower-beta, more defensive consumer-oriented business models.

Performance detractors during the fiscal year were Southwestern Energy Co., Bank of New York Mellon Corp., Lennox International Inc., Total S.A. and Guess? Inc. Industrial and energy names were the largest detractors to performance. In short, we were overweight industrials and we underperformed. We continue to believe in the global high-quality companies we own even though cyclically sensitive businesses have trouble finding investor support in this macroeconomic environment. We believe valuations are incredibly cheap on a normalized earnings basis and that we are positioned well for the long term. Increasing quantities of available supply coupled with lackluster demand impacted prices of both oil and natural gas. Our overweight in price-sensitive names that are linked to energy prices, in particular natural gas, hindered our performance.

Three macro events—the European sovereign debt crisis, collapsing natural gas prices, and the Fed’s intention to prolong the zero interest rate policy—all provided a very rich field of new idea candidates, particularly in the first quarter of 2012. Specifically, during the year we initiated positions in BMC Software Inc., CARBO Ceramics Inc., Cimarex Energy Co., Diageo PLC, Eaton Corp., Emerson Electric Co., Freeport-McMoRan Copper & Gold Inc., Johnson & Johnson, M&T Bank Corp., MetLife Inc., Microchip Technology Inc., National Oilwell Varco Inc., NetApp Inc., PACCAR Inc., Prudential Financial Inc., Schlumberger Ltd. and Tiffany & Co.

Positions in the following companies were eliminated: American Eagle Outfitters Inc., American Express Co., Bank of New York Mellon Corp., Becton Dickinson & Co., Cisco Systems Inc., Diamond Offshore Drilling Inc., Kohl’s Corp., Lennox International Inc., Loews Corp., McCormick & Co. Inc., Medtronic Inc., Northrop Grumman Corp., Owens-Illinois Inc., Total S.A., VF Corp. and Walgreen Co.

Despite headline risk, many of the businesses in the portfolio have continued to produce solid earnings. The price that investors are currently willing to pay for those earnings remains much lower than our assessment of fair value, however. If anything, the market has continued to reward the least innovative, slowest growth areas of the market at the expense of many high-margin businesses that possess both the pricing power and the global footprint that should perform well over the long run in a slow-growth environment.

In closing, we leave you with the thought that in contrast to the high-dividend payout group, best represented by the utility index, the portfolio has and should continue to hold  companies with more innovation, better sales growth, higher free cash flow, higher returns on capital and stronger finances. Despite this, the portfolio has been trading at close to a 30% discount using forward 12-month estimates. We remain confident that, in time, today’s gap between the portfolio’s valuation and fundamentals should narrow.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

Brown Advisory Value Equity Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

				Since
Average Annual Total Return	One	Three	Five	Inception
as of 6/30/12	Year	Year	Year	(1/28/03)
Advisor Shares1,2	-1.45%	14.71%	-2.66%	6.10%
Institutional Shares2	-1.35%	15.10%	-2.26%	6.49%
Russell 1000® Value Index	3.01%	15.80%	-2.19%	7.27%
S&P 500 Index	5.45%	16.40%	0.22%	7.17%

	Advisor Shares	Institutional Shares
Gross Expense Ratio3	1.13%	0.93%
Net Expense Ratio3	1.13%	0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Performance information for Advisor Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Advisor Shares.

2	Institutional Shares and Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
3	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Value Equity Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 98.6%

Consumer Discretionary — 4.7%
145,585	Guess?, Inc.	4,421,416
53,565	Lowe’s Companies, Inc.	1,523,389
28,150	Tiffany & Co.	1,490,543
		7,435,348

Consumer Staples — 4.9%
37,965	Diageo PLC	3,913,052
54,615	PepsiCo, Inc.	3,859,096
		7,772,148

Energy — 14.4%
38,458	Carbo Ceramics, Inc.	2,950,882
47,155	Cimarex Energy Co.	2,599,184
46,335	National Oilwell Varco, Inc.	2,985,827
48,110	Occidental Petroleum Corp.	4,126,395
84,925	Schlumberger, Ltd.	5,512,483
146,960	Southwestern Energy Co.*	4,692,432
		22,867,203

Financials — 17.3%
43,950	ACE Limited	3,258,014
45,325	Chubb Corp.	3,300,567
42,575	M&T Bank Corp.	3,515,418
154,200	Metlife, Inc.	4,757,069
96,140	Northern Trust Corp.	4,424,363
70,195	PNC Financial Services Group, Inc.	4,289,616
78,540	Prudential Financial, Inc.	3,803,692
		27,348,739

Health Care — 11.2%
86,705	Johnson & Johnson	5,857,790
157,945	Merck & Co., Inc.	6,594,204
93,580	Novartis AG	5,231,122
		17,683,116

Industrials — 15.1%
36,785	3M Co.	3,295,936
114,420	Eaton Corp.	4,534,465
81,035	Emerson Electric Co.	3,774,610
101,534	Fluor Corp.	5,009,688
40,415	Illinois Tool Works, Inc.	2,137,549
132,155	PACCAR, Inc.	5,179,154
		23,931,402

Information Technology — 25.2%
11,099	Apple, Inc.*	6,481,815
34,760	BMC Software, Inc.*	1,483,557
108,505	CA, Inc.	2,939,400
153,790	Dell, Inc.*	1,925,451
75,150	Harris Corp.	3,145,028
124,660	Microchip Technology, Inc.	4,123,753
211,510	Microsoft Corp.	6,470,091
130,080	NetApp, Inc.*	4,139,146
155,200	Oracle Corp.	4,609,440
83,780	QUALCOMM, Inc.	4,664,870
		39,982,551

Materials — 5.8%
85,995	E.I. du Pont de Nemours & Co.	4,348,767
141,740	Freeport-McMoRan Copper & Gold, Inc.	4,829,082
		9,177,849
Total Common Stocks (Cost $145,035,939)		156,198,356

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
2,704,041	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	2,704,041
Total Short-Term Investments (Cost $2,704,041)		2,704,041
Total Investments — 100.3% (Cost $147,739,980)		158,902,397
Liabilities in Excess of Other Assets — (0.3)%		(475,066)
NET ASSETS — 100.0%		$158,427,331

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.2%
Financials	17.3%
Industrials	15.1%
Energy	14.4%
Health Care	11.2%
Materials	5.8%
Consumer Staples	4.9%
Consumer Discretionary	4.7%
Money Market Funds	1.7%
Other Assets and Liabilities	(0.3)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the 12-month period ended June 30, 2012, the Brown Advisory Flexible Value Fund (the “Fund”) gained 5.98%. For the same period, the S & P 500 Index (the “Index”), the Fund’s benchmark, returned 5.45%. For the three-year period ended June 30, 2012, the Fund increased in line with its benchmark, with a three-year annualized return of 16.32% versus the benchmark return of 16.40% for the same period. Since inception on November 30, 2006, the Fund has returned -0.10% on an annualized basis versus the benchmark return of 1.66%. We remain confident about the long-term potential for the portfolio holdings.

The Fund’s Institutional Share Class annual operating gross expense ratio is 1.33% and its net expense ratio is 1.16%. The Advisor has contractually agreed to waive fees through 10/31/2012.

Performance data quoted represents past performance and is no guarantee of future results. Performance for periods greater than one year is annualized. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee. Performance data quoted does not reflect the redemption or exchange fee. If reflected, total returns would be reduced. For the most recent month end performance, please call 1-800-540-6807.

One of our favorite investing aphorisms comes from John Templeton: “Bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria.” A little more than three years ago, investors perceived the risks of a weak economy, low consumer and business confidence, and unknowns that threatened the future as reasons to pull back from equities. Yet the pessimism then created the low prices that have contributed to the strong stock market recovery since March 2009.

The emotional state of investors may have improved somewhat with the gains of the last three years, but we see several indications that we have not yet reached the euphoric stage of Templeton’s market progression. The public is not flocking to equities (new money flowing into equity mutual funds is low), and the average price/earnings ratio of the market remains below long-term norms and well below that implied by current interest rates. Some worriers warn that the market is approaching highs reached in 2000 and 2007, but when the S&P 500 Index finally reaches its prior highs, the average stock prices of large U.S. companies will have gone sideways for at least 12 years.

Macroeconomic headwinds such as the financial situation in Europe persist, contributing to investors’ caution. In the third calendar quarter of 2011 (the beginning of the 12-month period for this annual report), the market declined as investors were worried about the possibility of a global recession brought about by the fiscal, debt and political challenges in Europe. In the second quarter of 2012, investors once again focused on the issues in Europe. Additional concerns included a slowdown in economic growth in the emerging markets and the impact of the “fiscal cliff” on the U.S. economy.

What are the offsets to these potentially powerful economic shocks to the case for U.S. equities? First, equities have continued to trade at valuations on current earnings, suggesting much greater long-term returns from stocks than from bonds. For example, the earnings yield on the S&P 500 stocks of 7.7% is historically quite attractive relative to the 1.67% on 10-year government bonds. Second, the dividend yield on the S&P 500 stocks at 2.2% is also greater than the bond yield. Most corporations have liquid balance sheets and payout ratios that suggest ample coverage for dividends. Third, the U.S. economy has continued to make progress and to resolve the nasty overhang of the bursting of the housing bubble. Fourth, though far from resolved, the outcomes of the European situation and the U.S. fiscal cliff are not certain to be negative. The prospect of crisis may indeed hasten the resolution of these economic threats. To the extent that these are front-page headlines already, the market may have factored them in.

We heard an interesting observation recently that the news would never be good again. This really got our attention but was explained by the numbers. With 7 billion people in the world and the normal rate of accidents and natural catastrophes combined with even a small percentage of crazy, misguided or malevolent people, something bad is bound to be reported every day. Adding this actual bad news with the predictions of the doomsayers, there will always be something to worry about.

However, there is an alternative to this depressing outlook that should keep us interested in long-term investing: the amazing progress of humankind. Consider the improvements in standards of living, health, longevity, working conditions, scientific knowledge, computers, communications, transportation, and economic and political freedoms over the last 50, 100 or 150 years. These are the important stories that investors need to remember when confronted with periodic doubts about the future. Change can be disruptive and bewildering in the short term, but the long-term trajectory looks positive.

The biggest contributors to the Fund’s results during the period were among the Fund’s larger holdings, MasterCard, the credit card transaction processor; TJX Companies Inc., an off-price retailer; The Walt Disney Company, the media and entertainment company;

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
June 30, 2012

Google, the leader in Internet search and advertising; and Lowe’s Cos., the home improvement retailer. MasterCard, which we have commented on at some length in our previous reports, had a favorable resolution to a regulatory issue.  TJX Companies, The Walt Disney Company, Google and Lowe’s Cos. all reported good business results during the period.  We continue to like the long-term prospects for these companies.

The most significant detractors to the Fund’s performance were Southwestern Energy, a natural gas exploration and production company; General Motors, an automobile company; Bank of America, a banking and financial services company; Goldman Sachs,  an investment bank; and CarMax, the leading used car retailer. Southwestern Energy’s stock price is negatively impacted by the increased supply of natural gas, and until the outlook is positive for the price of natural gas, the stock will remain depressed. While we believe that General Motors has made progress since emerging from bankruptcy, its share price is affected by short-term concerns. Bank of America and Goldman Sachs reflect the continued unpopularity of financial companies and their near-term business challenges; however, we see some improvements in their businesses. CarMax announced disappointing sales and earnings, but its fundamentals remain intact. We like the market positions of all of these companies and expect that their share prices should recover as investors gain more confidence for increased economic growth.

Notable new additions to the portfolio included Apple Inc. and Canadian Pacific Railway Ltd. Apple’s compelling valuation outweighed any concerns about future declines in profitability in our opinion. At roughly 10X 2012 earnings (our original purchase price), the Company was given little credit for its above-average growth prospects and its successful model of integrating software with hardware, which strengthens customer loyalty. We also concluded that the $100 per share cash position was not reflected in the share price and would allow for shareholder-friendly initiatives. Since our purchase, Apple announced its first cash dividend as well as a share repurchase program.

We often find opportunity for investment in companies where there is a change in management.  We invested in Canadian Pacific on the basis that Hunter Harrison, former CEO of Canadian National Railway (CNI), would be appointed CEO. Mr. Harrison substantially improved the operations at CNI, also held in the Fund, and we expect that in time he will be able to make similar improvements at Canadian Pacific.

We eliminated Kohl’s Corp. from the portfolio, as it became apparent that recent operating missteps combined with economic challenges negatively impacted the Company’s results. We chose to exit Oracle Corp. to fund purchases of more attractive investments. We sold successful investments in Scripps Networks Interactive Inc. and Sherwin-Williams Co.  because of their premium valuations.

We are looking for bargains among long-term attractive businesses; those that we believe should prosper through time and across various economic conditions. Bargains often arise due to short-term investor perceptions, temporary business difficulties or unrecognized changes for the better. We reiterate our belief that equities remain attractively valued, especially relative to bonds that continue to benefit from interest rates that are near historic lows.

We appreciate your confidence in our investment management.

Sincerely,

R. Hutchings Vernon
Michael L. Foss
Nina K. Yudell

Portfolio Managers

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
June 30, 2012

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Value Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Treasury Bonds are backed by the U.S. Government and stocks are not backed by the U.S. Government. Stocks are generally more volatile than Treasury Bonds.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Flexible Value Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

				Since
Average Annual Total Return	One	Three	Five	Inception
as of 6/30/12	Year	Year	Year	(11/30/06)
Advisor Shares1,3	5.73%	16.04%	-2.18%	-0.40%
Institutional Shares2,3	5.98%	16.32%	-1.88%	-0.10%
S&P 500 Index	5.45%	16.40%	0.22%	1.66%

	Advisor Shares	Institutional Shares
Gross Expense Ratio4	1.54%	1.33%
Net Expense Ratio4	1.36%	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Performance information for Advisor Shares, prior to commencement of operations on January 24, 2007, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Advisor Shares.

2	Commenced operations on November 30, 2006.
3	Institutional Shares and Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
4	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Flexible Value Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 96.3%

Consumer Discretionary — 16.1%
20,698	Aaron’s, Inc.	585,960
29,906	CarMax, Inc.*	775,762
23,596	General Motors Co.*	465,313
36,519	Lowe’s Companies, Inc.	1,038,600
11,590	Time Warner Cable, Inc.	951,539
22,892	TJX Companies, Inc.	982,754
29,315	Walt Disney Co.	1,421,778
		6,221,706

Consumer Staples — 4.3%
20,535	Kraft Foods, Inc.	793,062
12,080	PepsiCo, Inc.	853,573
		1,646,635

Energy — 13.2%
40,424	Kinder Morgan, Inc.	1,302,461
16,670	Occidental Petroleum Corp.	1,429,786
27,785	Southwestern Energy Co.*	887,175
15,505	Total S.A. ADR	696,950
19,904	World Fuel Services Corp.	756,949
		5,073,321

Financials — 17.8%
10,270	American Express Co.	597,817
36,835	Bank of America Corp.	301,310
17,286	Berkshire Hathaway, Inc.*	1,440,442
3,562	CME Group, Inc.	955,008
7,923	Franklin Resources, Inc.	879,373
4,245	Goldman Sachs Group, Inc.	406,926
6,278	RenaissanceRe Holdings Ltd.	477,191
9,405	T. Rowe Price Group, Inc.	592,139
36,980	Wells Fargo Co.	1,236,611
		6,886,817

Health Care — 8.9%
17,200	Express Scripts, Inc.*	960,276
7,951	Johnson & Johnson	537,170
16,660	Merck & Co., Inc.	695,555
25,712	Pfizer, Inc.	591,376
9,855	Wellpoint, Inc.	628,650
		3,413,027

Industrials — 10.7%
18,070	Canadian National Railway Co.	1,524,746
6,669	Canadian Pacific Railway Ltd.	488,571
35,388	Owens Corning*	1,009,973
9,250	PACCAR, Inc.	362,508
10,035	United Technologies Corp.	757,944
		4,143,742

Information Technology — 22.7%
14,183	Accenture PLC	852,256
1,186	Apple, Inc.*	692,624
3,201	Google, Inc.*	1,856,804
2,740	International Business Machines Corp.	535,889
4,644	Mastercard, Inc.	1,997,430
37,771	Microsoft Corp.	1,155,415
16,070	QUALCOMM, Inc.	894,778
6,455	Visa, Inc.	798,032
		8,783,228

Telecommunication Services — 2.6%
9,739	Crown Castle International Corp.*	571,290
4,400	Millicom International Cellular SA	413,248
		984,538
Total Common Stocks (Cost $30,744,437)		37,153,014

Warrants — 0.5%
39,000	Kinder Morgan, Inc.*	84,240
12,000	Wells Fargo Co.*	105,720
Total Warrants (Cost $183,032)		189,960

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
919,759	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	919,759
Total Short-Term Investments (Cost $919,759)		919,759
Total Investments — 99.2% (Cost $31,847,228)		38,262,733
Other Assets in Excess of Liabilities — 0.8%		293,386
NET ASSETS — 100.0%		$38,556,119

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	22.7%
Financials	17.8%
Consumer Discretionary	16.1%
Energy	13.2%
Industrials	10.7%
Health Care	8.9%
Consumer Staples	4.3%
Telecommunication Services	2.6%
Money Market Funds	2.4%
Warrants	0.5%
Other Assets and Liabilities	0.8%
100.0%

ADR  American Depositary Receipt
*Non-Income Producing
#Annualized seven-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the 12-month period ended June 30, 2012, the Brown Advisory Small-Cap Growth Fund Institutional Shares (the “Fund”) decreased 3.12% in value. During the same period, the Russell 2000 Growth Index (the “Index”), the Fund’s benchmark, returned -2.71%. The strategy remains focused on seeking to achieve better than market returns, while taking on less portfolio risk over the long-term. We employ a bottom-up, fundamental process to construct a diversified portfolio of positively skewed risk/reward opportunities. Our multiyear investment horizon in an increasingly short-term world is likely to lead to meaningful divergences from the underlying asset class from time to time.  However, it is this willingness to accept lower short-run correlation with the benchmark that we hope will enable the portfolio to achieve its goal of substantial outperformance through a market cycle.

Unfortunately, we may be living in a protractedly slow-growth world. Smaller capitalization growth companies have the potential to be attractive assets in this environment. The businesses tend not to be impacted by the law of large numbers and can operate in relatively sizeable or fast-growing markets, enabling the potential for increases in revenues and earnings even with a challenging economic backdrop. Furthermore, history suggests that in times when growth is scarce, these companies may command an even greater valuation premium than during more normal times. These attributes have made small-cap equities reasonable hedges against rising inflation expectations.  Lastly, in a “macro” dominated market, it likely may pay more than ever to focus on the micro to add lasting value to a portfolio, and small-caps have continued to provide the greatest inefficiencies to exploit.

For the 12 months ended June 30, 2012, stock prices were generally governed by their offensive (“pro-cyclical”) or defensive (“counter-cyclical”) characteristics. For the Index, consumer staples and health care generated strong positive returns, appreciating approximately 8.6% and nearly 13%, respectively. Our lack of exposure to consumer staples and the lesser performance of our health care holdings drove the majority of the negative sector attribution during the trailing 12 months. On the other hand, the portfolio’s underweight to energy and materials, which declined almost 26% and 18%, respectively, coupled with decent stock selection more than offset the negative contribution from the aforementioned sectors.

From an individual stock perspective, the top five contributors to performance during the 12 months were Catamaran, SuccessFactors, Concur Technologies, DemandTec and CoStar Group.  Catamaran, a leading pharmacy benefit management company, rose over 68% by leveraging its technology infrastructure to win numerous new clients and bolster its track record of meeting or exceeding the consensus analysts’ estimates. SuccessFactors, the leading provider of human capital management software, utilized its software-as-a-service delivery model to post 30% to40% revenue growth. The stock appreciated nearly 42% on the announcement that SAP would acquire the business. Concur Technologies provides travel and entertainment expense management software. Its dominant leadership position, selective acquisitions and increasingly global reach enabled revenue growth to accelerate, confounding skeptics and leading to a roughly 75% increase in the share price. DemandTec, a leading provider of price optimization software, was acquired by IBM, causing a 45% jump in the stock during the period. Finally, CoStar Group, a database provider to the commercial real estate industry, acquired its primary competitor and saw enhanced revenue growth from a mild pick-up in its end markets. The stock increased nearly 46% and was a substantial contributor to performance despite being relatively new to the portfolio.

The greatest detractors during the period occurred primarily due to company-specific rather than common macroeconomic issues. Covance, a leading contract research organization for the biotech and pharmaceutical industry, declined approximately 19% due to continued weakness in its early-development business segment. Although not an unusually large percentage decline, its substantial weight in the health care sector as a “picks and shovels” provider to the biopharma space, an area where we are relatively underexposed, hurt results. Pegasystems, the leading provider of business process management software, continued to post lumpy financial results and fell nearly 29%. We continue to buy the stock on weakness given our constructive view on its long-term outlook. Carbo Ceramics, a provider of ceramic proppant to the oil and gas industries, witnessed a decline in demand due to the dramatic fall in natural gas prices, sending the stock lower. Gardner Denver, a diversified industrial company, suffered a similar fate as natural gas prices and European exposure weighed on the shares. Lastly, United Therapeutics witnessed the prospect of heightened competition in the pulmonary arterial hypertension drug market, causing the stock to move approximately 26% lower.

In sum, the portfolio’s sector attribution and individual name contributions netted out to a result that closely approximates the Index however  it fell short of our expectations. Rest assured that we have thoroughly reviewed every decision made over the trailing 12 months, hoping to learn from the mistakes and further enhance gains from any future successes. With a world dominated by macro headlines and stock prices whipsawed accordingly, it certainly is more challenging to remain focused on the micro fundamentals of

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2012

each holding, as they appear to matter little in the short-term. However, it is our firm belief, backed up by reams of historical data, that fundamentals and earnings should remain the primary driver of returns over the long-term.

We look forward to updating you on the fundamental progress of our businesses in the future and we thank you for your support.

Sincerely,

Christopher A. Berrier
Timothy W. Hathaway

Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Growth Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/12	Year	Year	Year	Year
Advisor Shares1,3	-3.41%	18.01%	3.03%	7.80%
Institutional Shares3	-3.12%	18.47%	3.50%	8.21%
Russell 2000® Growth Index	-2.71%	18.09%	1.99%	7.39%

				Since
Average Annual Total Return	One	Three	Five	Inception
as of 6/30/12	Year	Year	Year	(9/20/02)
D Shares2	-3.08%	18.47%	3.37%	10.83%
Russell 2000® Growth Index	-2.71%	18.09%	1.99%	10.16%

	Advisor Shares	D Shares	Institutional Shares
Gross Expense Ratio4	1.45%	1.14%	1.19%
Net Expense Ratio4	1.45%	1.14%	1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Performance information for Advisor Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Advisor Shares.

2	Commenced operations on September 20, 2002. Effective April 25, 2006, the Fund ceased the public offering of D Shares.
3	Institutional Shares and Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
4	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 97.4%

Consumer Discretionary — 17.7%
114,081	Ann, Inc.*	2,907,925
66,127	Ascent Media Corp.*	3,422,072
131,990	Harman International Industries, Inc.	5,226,804
145,361	HomeAway, Inc.*	3,160,148
140,864	K12, Inc.*	3,282,131
357,258	Knology, Inc.*	7,027,265
74,538	Monro Muffler Brake, Inc.	2,477,643
343,532	Pandora Media, Inc.*	3,734,193
213,454	Shuffle Master, Inc.*	2,945,665
59,027	Sodastream International Ltd.*	2,418,336
61,800	Vitamin Shoppe, Inc.*	3,394,674
		39,996,856

Consumer Staples — 0.9%
29,012	PriceSmart, Inc.	1,958,600

Energy — 4.3%
51,722	Carbo Ceramics, Inc.	3,968,629
148,022	World Fuel Services Corp.	5,629,277
		9,597,906

Health Care — 23.4%
70,042	Amerigroup Corp.*	4,616,468
119,305	Covance, Inc.*	5,708,744
99,425	Gen-Probe, Inc.*	8,172,734
61,513	Henry Schein, Inc.*	4,828,155
124,874	HMS Holdings Corp.*	4,159,553
37,820	IDEXX Laboratories, Inc.*	3,635,637
153,289	Incyte Corp.*	3,479,660
172,502	Masimo Corp.*	3,860,595
232,420	PSS World Medical, Inc.*	4,878,497
68,402	SXC Health Solutions Corp.*	6,786,162
88,618	Volcano Corporation*	2,538,906
		52,665,111

Industrials — 23.5%
57,928	Acuity Brands, Inc.	2,949,114
68,055	CoStar Group, Inc.*	5,526,066
78,260	Gardner Denver, Inc.	4,140,737
216,609	Hexcel Corp.*	5,586,346
100,168	IDEX Corp.	3,904,549
152,330	Interline Brands, Inc.*	3,818,912
281,989	Knight Transportation, Inc.	4,509,004
11,672	MSC Industrial Direct Co., Inc.	765,100
173,070	Quanex Building Products Corp.	3,094,492
175,859	Roadrunner Transportation
	Services Holdings, Inc.*	2,970,259
85,039	United Rentals, Inc.*	2,894,728
247,474	UTi Worldwide, Inc.	3,615,595
37,559	Valmont Industries, Inc.	4,543,511
153,693	Waste Connections, Inc.	4,598,495
		52,916,908

Information Technology — 26.0%
136,812	Acme Packet, Inc.*	2,551,544
396,777	Applied Micro Circuits Corp.*	2,269,564
106,504	Broadsoft, Inc.*	3,084,356
101,331	Cavium, Inc.*	2,837,268
61,027	CommVault Systems, Inc.*	3,025,108
38,270	Concur Technologies, Inc.*	2,606,187
67,489	ExactTarget, Inc.*	1,475,310
304,621	EXFO, Inc.*†	1,520,059
258,116	Genpact Limited*	4,292,469
65,077	Global Payments, Inc.	2,813,279
53,035	Informatica Corp.*	2,246,563
197,226	Interactive Intelligence Group, Inc.*	5,563,745
73,287	MAXIMUS, Inc.	3,792,602
216,491	Mercury Computer Systems, Inc.*	2,799,229
159,297	Microsemi Corp.*	2,945,402
188,583	Pegasystems, Inc.	6,219,467
196,382	Sapient Corp.	1,977,567
43,299	Ultimate Software Group, Inc.*	3,858,807
114,894	Volterra Semiconductor Corp.*	2,694,264
		58,572,790

Materials — 1.6%
79,381	Rockwood Holdings, Inc.*	3,520,547
Total Common Stocks (Cost $178,140,078)		219,228,718

Private Placements — 0.7%
13,000	Greenspring Global Partners IV-B, L.P.*^†	1,569,903
Total Private Placements (Cost $1,238,888)		1,569,903

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
3,964,357	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	3,964,357
Total Short-Term Investments (Cost $3,964,357)		3,964,357
Total Investments — 99.8% (Cost $183,343,323)		224,762,978
Other Assets in Excess of Liabilities — 0.2%		367,333
NET ASSETS — 100.0%		$225,130,311

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.0%
Industrials	23.5%
Health Care	23.4%
Consumer Discretionary	17.7%
Energy	4.3%
Money Market Funds	1.7%
Materials	1.6%
Consumer Staples	0.9%
Private Placements	0.7%
Other Assets and Liabilities	0.2%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2012.
^
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to June 2012 as part of a $2,000,000 capital commitment.  At June 30, 2012, $1,300,000 of the capital commitment has been fulfilled by the Fund.

†	All or a portion of this security is considered illiquid. At June 30, 2012, the total market value of securities considered illiquid was $2,304,808 or 1.0% of net assets.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the 12-month period ended June 30, 2012, the Small-Cap Fundamental Value Fund (the “Fund”) decreased 1.90%. During the same period, the Russell 2000 Value Index, the Fund’s benchmark, decreased 1.44%. The Fund’s investments process focuses on companies that can generate significant levels of sustainable free cash flow. While the broader equity markets have been volatile over the past year, we believe that the stability provided by this consistent level of free cash flow enabled us to deliver attractive risk-adjusted returns to our investors.

Over the past 12 months, the relative outperformance resulted from a combination of strong absolute performance of the Fund’s investments in the information technology and consumer staples sectors, as well as strong relative performance in the Fund’s energy investments. The energy sector was the worst-performing sector for the benchmark over the past 12 months (down approximately 24%). During the same period, the Fund’s investments were actually up 3%. So, despite being overweight the sector (10% vs. 4%), the energy sector was the strongest contributor to performance. Similar to energy, the Fund is overweight information technology investments (19% vs. 11%), but the Fund’s investments performed significantly better than the benchmark (-2% vs. -13%). Several of the Fund’s information technology investments appreciated over 30% during the period.

The Fund benefited from merger and acquisitions (M&A) activity during the past year. Tower Bancorp. and Immucor were both acquired in transactions announced during the past 12 months. Tower Bancorp. was acquired by another regional bank, while Immucor was acquired by a private equity firm in a leveraged buyout. During the first quarter of 2012, it was rumored that Knology, a regional cable company, had put itself up for sale. In April, the Company announced that it would be sold to WideOpenWest, another regional cable company backed by a private equity firm.

Besides Knology, other strong contributors to performance included Maximus Inc. and Air Methods Corp. Maximus provides outsourcing to state and local governments for benefits programs, while Air Methods operates a fleet of over 400 Medevac helicopters for hospitals and communities across the country. Both companies have had attractive, stable revenue streams that generated significant levels of free cash flow. While not part of our initial investment thesis, both also should benefit from the confirmation of the Affordable Care Act. In Maximus’ case, it should benefit from the expansion of Medicaid at the state level. Approximately 14% of Air Methods’ passengers do not have insurance and are otherwise unable to pay; the Affordable Care Act provides for reimbursement for these otherwise uninsured patients.

Casey’s General Stores was subject to several take-over attempts over two years ago. We agreed with the board’s decision not to sell at what we viewed was an unattractive valuation. Since then, we have been rewarded, as Casey’s share price has appreciated to a level that more reflects its attractive franchise as the dominant convenience store operator in the rural Midwest.

Total Systems Services also was a strong contributor. Total Systems has historically provided core processing systems to credit card issuers but has recently built a significant presence in merchant acquiring.

Several names among the materials and industrial sectors were our largest detractors for the year. In several of these instances, these were among some of our strongest contributors in the prior period. In some cases, the negative performance was due to individual company issues, while in others it is more reflective of broader cyclical sentiment. The three largest detractors in these sectors were Kraton Performance Polymers, Gardner Denver Inc. and Trimas Corp. Kraton’s performance was impacted by significant increases in its input costs, while Gardner Denver was negatively impacted by declining order demand from the natural gas exploration sector.

Echostar was the second-largest detractor for the period. In July 2012, Echostar is scheduled to launch Echostar XVII, a satellite dedicated to expanding the Company’s presence in satellite broadband. Echostar continues to be one of the Fund’s largest holdings.

We did exit our long-time (and profitable) position in American Greetings. We felt that the American Greetings’ card business generated substantial free cash flow. Furthermore, we believed that management had done an excellent job on capital allocation (including the repurchase of nearly 50% of the outstanding shares, repayment of debt, and several well-executed divestitures). However, we strongly disagreed with the company’s decision to embark on the construction of a corporate headquarters campus in Cleveland, Ohio. The high end of the estimated cost of the project was approximately $200 million, which we thought was inappropriate for a company whose market capitalization was only $550 million at the time.

During the period, we added 16 investments and sold 15. While we do not have a formal “one in/one out” rule, each new investment must be compelling and stand up both on its own merits and against the existing portfolio. Six of the new holdings were in the financials sector. The Fund has been underweight financials relative to our benchmark. As the financial system has gradually healed

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2012

itself, we have gradually been finding attractive investment opportunities. We have added three investments in each of consumer discretionary, information technology and telecommunications, and industrials, as well as one in health care. New investments must meet three criteria. They must be able to generate a sustainable and attractive level of free cash flow, management must have a disciplined capital allocation framework, and we must feel that we are buying them at an attractive valuation.

The sales were across all of the sectors. In general, over half of the sales were in instances in which the company’s share price had exceeded our target, and the current valuation was a headwind to future performance. As mentioned above, two of the sales were due to M&A activity. The remainder were due to issues with our investment thesis—either a concern about the level or sustainability of the free cash flow or a disagreement about capital allocation plans.

Since inception, the Fund has been consistent in its investment approach. We believe that companies that can generate substantial levels of sustainable free cash flow should be able to weather challenging economic periods and should enable us to generate attractive risk-adjusted returns for our investors.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Fundamental Value Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

			Since
Average Annual Total Return	One	Three	Inception
as of 6/30/12	Year	Year	(12/31/08)
Advisor Shares1,2	-2.10%	18.25%	17.45%
Institutional Shares2	-1.90%	18.48%	17.69%
Russell 2000® Value Index	-1.44%	17.43%	13.05%

	Advisor Shares	Institutional Shares
Gross Expense Ratio3	1.70%	1.50%
Net Expense Ratio3	1.70%	1.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects voluntary fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Advisor Shares.

2	Institutional Shares and Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
3	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 94.9%

Consumer Discretionary — 17.0%
72,534	Ann, Inc.*	1,848,892
102,143	Ascent Media Corp.*	5,285,900
95,299	Cato Corp.	2,902,807
79,731	Core Mark Holding Co., Inc.	3,838,250
135,622	GameStop Corp.	2,490,020
390,635	Knology, Inc.*	7,683,791
51,776	Liberty Media Corp.*	4,551,628
104,486	Maidenform Brands, Inc.*	2,081,361
799,144	Wet Seal, Inc.*	2,525,295
		33,207,944

Consumer Staples — 2.2%
72,114	Casey’s General Stores, Inc.	4,254,005

Energy — 7.1%
148,584	Gulf Island Fabrication, Inc.	4,191,555
285,567	RigNet, Inc.*†	4,966,010
126,441	World Fuel Services Corp.	4,808,551
		13,966,116

Financials — 23.5%
331,369	American Equity Investment Life Holding Co.	3,648,373
764,015	CapitalSource, Inc.	5,134,180
254,360	Capitol Federal Financial, Inc.	3,021,797
282,522	CYS Investments, Inc.	3,890,328
696,494	GFI Group, Inc.	2,479,519
19,310	Kemper Corp.	593,783
507,989	Maiden Holdings Ltd.	4,409,344
718,530	MFA Financial, Inc.	5,669,202
237,223	OceanFirst Financial Corp.	3,406,522
207,862	Oritani Financial Corp.	2,991,134
125,047	Pacific Premier Bancorp, Inc.*†	1,050,395
346,630	PHH Corp.*	6,059,092
222,429	Renasant Corp.	3,494,360
		45,848,029

Health Care — 6.1%
50,606	Air Methods Corp.*	4,972,039
53,292	Amerigroup Corp.*	3,512,476
159,898	PSS World Medical, Inc.*	3,356,259
		11,840,774

Industrials — 12.0%
171,444	Actuant Corp.	4,656,419
87,256	Brady Corp.	2,400,413
61,757	Digitalglobe, Inc.*	936,236
239,289	Fly Leasing Ltd.†	2,916,933
65,135	Gardner Denver, Inc.	3,446,293
151,742	Thermon Group Holdings, Inc.*	3,142,576
297,168	TriMas Corp.*	5,973,077
		23,471,947

Information Technology — 21.0%
296,824	Broadridge Financial Solutions, Inc.	6,313,446
203,712	Corelogic, Inc.*	3,729,967
61,368	DST Systems, Inc.*	3,332,896
304,738	Echostar Corp.*	8,051,178
154,540	MAXIMUS, Inc.	7,997,445
143,282	Measurement Specialties, Inc.*	4,658,098
170,205	Total System Services, Inc.	4,073,006
211,818	Vishay Precision Group, Inc.*	2,954,861
		41,110,897

Materials — 3.4%
213,848	KMG Chemicals, Inc.†	4,122,990
44,439	Kraton Performance Polymers, Inc.*	973,658
47,706	LSB Industries, Inc.*	1,474,592
		6,571,240

Telecommunication Services — 2.6%
282,850	Boingo Wireless, Inc.*	3,286,717
533,053	Orbcomm, Inc.*	1,737,753
		5,024,470
Total Common Stocks (Cost $165,274,654)		185,295,422

Real Estate Investment Trusts — 2.8%
95,463	Agree Realty Corp.	2,112,596
154,816	Starwood Property Trust, Inc.	3,299,129
		5,411,725
Total Real Estate Investment Trusts (Cost $5,119,567)		5,411,725

Short-Term Investments — 1.0%

Money Market Funds — 1.0%
1,930,035	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	1,930,035
Total Short-Term Investments (Cost $1,930,035)		1,930,035
Total Investments — 98.7% (Cost $172,324,256)		192,637,182
Other Assets in Excess of Liabilities — 1.3%		2,499,704
NET ASSETS — 100.0%		$195,136,886

PORTFOLIO HOLDINGS
% of Net Assets

Financials	23.5%
Information Technology	21.0%
Consumer Discretionary	17.0%
Industrials	12.0%
Energy	7.1%
Health Care	6.1%
Materials	3.4%
Real Estate Investment Trusts	2.8%
Telecommunication Services	2.6%
Consumer Staples	2.2%
Money Market Funds	1.0%
Other Assets and Liabilities	1.3%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2012.
†	A portion of this security is considered illiquid. At June 30, 2012, the total market value of securities considered illiquid was $6,786,096 or 3.5% of net assets.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Opportunity Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the 12-month period ended June 30, 2012, the Brown Advisory Opportunity Fund Institutional Shares (the “Fund”) remained nearly flat, eking out a modest 0.20% increase in value. Over the same timeframe, the Russell 3000 Index (the “Index”), the Fund’s benchmark, rose 3.84%.

Throughout the 12 months ended June 30, 2012, equity markets followed a pattern that has become too familiar over the past few years. Prices rose again and again as optimism of an orderly resolution to the European financial crisis sparked buying. As that optimism repeatedly faded, though, talk of global recession has led to sharp declines in equity prices, not just in the domestic market, but globally. For example, the Fund’s benchmark, the Russell 3000 Index, fell approximately 15% in the fall of last year, then rose 30% through April of this year before falling 10% to end the period with a modest gain. Additionally, as the global outlook weakened on the margin, selling was targeted at some of the more economically sensitive sectors like technology and industrials while investors sought the relative defensive nature of health care, staples and utility names. While concerns of global contagion remind us of 2008, we thankfully have not seen the sort of irrational, indiscriminate selling that gripped the market at that time.

The portfolio’s recent returns reflect the defensive shift in investor sentiment. Our smaller capitalization, more economically sensitive names like Gardner Denver and Southwestern Energy have underperformed, while larger capitalization, more stable-growth names like Apple and MasterCard have helped significantly over the past year. Garner Denver and Southwestern are both tied to energy exploration and the cyclical nature of natural gas, which currently sits at multiyear lows. Gardner Denver’s pressure pumps are used in the fracture of rock formations during natural gas production, which had been a very strong end market. But as wells continue the shift from gas production to oil production, demand for GDI’s pumps is expected to dramatically decline. Going forward, GDI should be able to achieve considerable earnings growth as the company’s restructuring efforts bear fruit in the form of margin growth, and the company’s earnings multiple should at least return to industry average.

Southwestern Energy, a high-quality gas producer with considerable acreage in the Fayetteville shale, has been negatively impacted as the sharp decline in natural gas pricing has led to a reduction in the company’s margins and earnings despite much lower acreage costs relative to peers. The company has earned high marks over time for capital allocation acumen and balance sheet management, which we expect to continue.

Apple has consistently grown earnings over time as the company’s new product pipeline coupled with its vast application offerings has made it the leader in personal technology. Despite market-leading returns, Apple’s earnings multiple continues to hover near that of the market, supported by the company’s growth.

MasterCard has provided a relatively stable environment for investors along with very large-capitalization companies. Additionally, a very positive outcome on credit card interchange rules has removed a particularly large overhang from the stock, leading to considerable share price gains.

There have been several changes over the past year, as we have added a net of eleven new positions. First, we have sought to expand the number of names held in the Fund, which allows the analysts a bit more flexibility within their respective sectors. More importantly, though, we have eliminated a handful of names that have performed as anticipated but whose valuations have led to less than attractive reward-to-risk ratios.  This was the case with the sale of our holdings in Ann Taylor and Darden Restaurants in the consumer space, Diamond Offshore in energy and Accenture in technology, for example. Proceeds were used to fund purchases of names like Tiffany, Monro Muffler, Core Labs, Schlumberger, NetApp and Microsemi. Lastly, we have eliminated a handful of names for violation of our original investment thesis and replaced those with companies in which we have greater levels of conviction. Examples here include our swap of Urban Outfitters, which has struggled to produce sales growth in its namesake stores as well as in new concepts, in favor of shares of watchmaker Fossil, which we think has a considerable runway in new markets as well as participation through licensing deals with other watch retailers. Another example is our sale of the drug retailer Walgreen, which has been impacted by a slowdown in higher margin, front-of-the-house sales as well as a decline in new store profitability. We replaced Walgreen with spirits distributor Diageo PLC, which owns globally recognized brands Smirnoff, Guinness. Johnnie Walker and others, and has benefited from alcohol premiumization trends in many emerging economies.

Brown Advisory Opportunity Fund
A Message to Our Shareholders
June 30, 2012

By identifying superior businesses in attractive industries regardless of market capitalization limitations or investment style, we hope to provide attractive returns over the long term. Despite the Fund’s underperformance over the past year, we are confident that over a full cycle, we should be able to produce attractive returns by employing a broad-based, fundamentally driven research process to build a well-diversified portfolio.

Sincerely,

Darryl Oliver
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Opportunity Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The Russell 3000® Index (“Index”) measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/12	Year	Year	Year	Year
Institutional Shares1,2	0.20%	16.95%	-0.36%	5.71%
Russell 3000® Index	3.84%	16.73%	0.39%	5.81%

Institutional Shares
Gross Expense Ratio3	1.79%
Net Expense Ratio3	1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., an open-end mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund’s Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

2	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
3	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Opportunity Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 96.6%

Consumer Discretionary — 16.3%
2,804	Coach, Inc.	163,978
2,199	Fossil, Inc.*	168,311
7,296	Guess?, Inc.	221,580
4,934	HomeAway, Inc.*	107,265
4,274	Lowe’s Companies, Inc.	121,553
6,254	Monro Muffler Brake, Inc.	207,883
8,261	Pandora Media, Inc.*	89,797
6,932	Shuffle Master, Inc.*	95,662
2,950	Starbucks Corp.	157,294
875	Tiffany & Co.	46,331
		1,379,654

Consumer Staples — 5.9%
1,256	Diageo PLC	129,456
1,835	Estee Lauder Companies, Inc.	99,310
1,835	Mead Johnson Nutrition Co.	147,736
1,887	PriceSmart, Inc.	127,391
		503,893

Energy — 13.4%
2,476	Canadian Natural Resources, Ltd.	66,481
1,016	Carbo Ceramics, Inc.	77,958
573	Core Laboratories NV	66,411
5,258	FMC Technologies, Inc.*	206,271
834	National Oilwell Varco, Inc.	53,743
1,121	Occidental Petroleum Corp.	96,148
2,476	Schlumberger, Ltd.	160,717
6,369	Southwestern Energy Co.*	203,362
5,500	World Fuel Services Corp.	209,165
		1,140,256

Financials — 7.1%
1,287	ACE Limited	95,405
1,772	M&T Bank Corp.	146,314
4,691	Metlife, Inc.	144,717
1,480	RenaissanceRe Holdings Ltd.	112,495
3,054	Wells Fargo Co.	102,126
		601,057

Health Care — 10.1%
1,214	athenahealth, Inc.*	96,112
5,233	Covance, Inc.*	250,399
1,642	DaVita, Inc.*	161,261
4,352	Express Scripts, Inc.*	242,972
4,586	Masimo Corp.*	102,635
		853,379

Industrials — 12.4%
2,502	Danaher Corp.	130,304
2,887	Eaton Corp.	114,412
2,267	Fluor Corp.	111,854
4,274	Gardner Denver, Inc.	226,137
7,531	Knight Transportation, Inc.	120,421
4,091	Sensata Technologies Holding NV*	109,557
1,720	Stericycle, Inc.*	157,672
2,423	United Rentals, Inc.*	82,479
		1,052,836

Information Technology — 28.3%
620	Apple, Inc.*	362,080
21,159	Applied Micro Circuits Corp.*	121,029
1,225	Citrix Systems, Inc.*	102,827
2,554	Cognizant Technology Solutions Corp.*	153,240
6,087	Corelogic, Inc.*	111,453
803	Mastercard, Inc.	345,378
3,737	Microsemi Corp.*	69,097
3,857	National Instruments Corp.	103,599
2,721	NetApp, Inc.*	86,582
5,316	Pegasystems, Inc.	175,322
4,753	QUALCOMM, Inc.	264,647
909	Salesforce.com, Inc.*	125,678
6,632	Sapient Corp.	66,784
1,991	Visa, Inc.	246,147
2,950	Volterra Semiconductor Corp.*	69,178
		2,403,041

Materials — 3.1%
5,154	Freeport-McMoRan Copper & Gold, Inc.	175,597
1,954	Rockwood Holdings, Inc.*	86,660
		262,257
Total Common Stocks (Cost $7,540,721)		8,196,373

Short-Term Investments — 3.5%

Money Market Funds — 3.5%
296,886	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	296,886
Total Short-Term Investments (Cost $296,886)		296,886
Total Investments — 100.1% (Cost $7,837,607)		8,493,259
Liabilities in Excess of Other Assets — (0.1)%		(6,668)
NET ASSETS — 100.0%		$8,486,591

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	28.3%
Consumer Discretionary	16.3%
Energy	13.4%
Industrials	12.4%
Health Care	10.1%
Financials	7.1%
Consumer Staples	5.9%
Money Market Funds	3.5%
Materials	3.1%
Other Assets and Liabilities	(0.1)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

For the 12-month period ended June 30, 2012, the Brown Advisory Maryland Bond Fund (the “Fund”) returned 4.69%, versus the Fund’s primary benchmark, the Barclays Capital 1-10 Year Municipal Bond Index, which returned 6.14%. The high-quality, single-state bias of the Fund contributed to returns that were less than the benchmark.

U.S. economic indicators slowed materially in the second quarter of 2012 and, along with renewed pressure in Spanish and Italian government bonds, made for a highly volatile quarter in the fixed income market. Interest rates at these levels present legitimate challenges for effectively managing a bond portfolio. We believe the primary driver of rates is Fed policy, i.e., the longer the Fed pledges to keep short-term rates low, the longer there will be downward pressure on longer-term bonds. Without a major acceleration in economic growth, we do not believe the Fed will be in a position to raise short-term rates for at least two years. Therefore, while the current level of interest rates seems low, the likelihood is that rates will remain broadly unchanged for some time to come and could very well fall from here in the near term. At the same time, we know that in the long run, interest rates are much more likely to rise than fall.

When interest rates begin to rise, all fixed income instruments will be impacted, but not in exactly the same way. We are looking for bonds with some sort of upside potential that can help offset the downside of rising rates. In municipals, a good example is health care credits, where we believe that the unusually large yield differential between these and top-quality bonds is partially a function of economic uncertainty. When rates begin to rise, it is likely that the economy will also be also improving, which should take some of the uncertainty premium in these yields out of the market. This should help offset any losses from rising rates. We see this as an attractive upside/downside balance even in today’s interest rate environment.

In the Fund, we continue to evaluate our holdings of local, general obligation municipal issues given the ongoing budgetary pressures facing these entities. We are looking for opportunities to reduce exposure to this sector and add to the revenue sector, particularly with health care credits. Throughout the year, we have positioned the Fund’s duration in the neutral to short range versus the designated benchmark. We reduced exposure to the long portion of the yield curve while increasing exposure to short and intermediate maturities.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Monica M. Hausner
Paul D. Corbin

Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Maryland Bond Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Barclays Capital (formerly Lehman Brothers) 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/12	Year	Year	Year	Year
Institutional Shares1	4.69%	4.17%	4.40%	3.57%
Barclays Capital 1-10 Year
Blended Municipal Bond Index	6.14%	5.48%	5.62%	4.54%

Institutional Shares
Gross Expense Ratio2	0.52%
Net Expense Ratio2	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
2	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 93.8%

General Obligation Bonds — 50.6%
475,000	Annapolis Maryland Public Improvement, Callable 6/1/2019 @ 100^	4.00%	06/01/2024	528,775
2,000,000	Anne Arundel County Maryland Consolidated General Improvements	3.00%	04/01/2013	2,042,720
565,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	03/01/2015	633,348
500,000	Anne Arundel County Maryland Consolidated General Improvements	4.00%	04/01/2015	548,550
250,000	Anne Arundel County Maryland Consolidated General Improvements, Callable 3/1/2017 @ 100^	5.00%	03/01/2018	295,333
2,000,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	04/01/2018	2,437,940
3,310,000	Anne Arundel County Maryland Consolidated General Improvements, Callable 4/1/2021 @ 100^	5.00%	04/01/2022	4,140,941
1,230,000	Anne Arundel County Maryland Consolidated Water & Sewer, Callable 3/1/2015 @ 100^	5.00%	03/01/2017	1,370,774
585,000	Anne Arundel County Maryland Consolidated Water & Sewer, Callable 4/1/2019 @ 100^	4.00%	04/01/2021	667,707
225,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2012	225,972
1,055,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2013	1,110,440
1,400,000	Baltimore County Maryland Consolidated Public Improvement, Callable 9/1/2012 @ 100^	5.00%	09/01/2013	1,411,620
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,027,944
1,280,000	Baltimore County Maryland Consolidated Public Improvement AGM Insured Series A	5.00%	10/15/2015	1,464,973
1,450,000	Baltimore County Maryland Metropolitan District 71st Issue, Callable 2/1/2018 @ 100^	5.00%	02/01/2020	1,723,224
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2013	2,105,100
3,330,000	Baltimore County Maryland Refunding Metropolitan District, Callable 9/01/2012 @ 100^	5.00%	09/01/2013	3,357,638
960,000	Baltimore County Maryland Refunding Metropolitan District	5.00%	08/01/2020	1,213,114
265,000	Baltimore Maryland Consolidated Public Improvement	4.00%	10/15/2012	267,989
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/2015	285,510
440,000	Baltimore Maryland Consolidated Public Improvement NATL-RE Insured Series A	5.00%	10/15/2014	485,580
1,470,000	Calvert County Maryland Consolidated Public Improvement	4.00%	04/01/2014	1,565,432
1,000,000	Calvert County Maryland Refunding	3.00%	07/15/2016	1,096,180
500,000	Calvert County Maryland Refunding	5.00%	07/15/2017	603,345
250,000	Caroline County Maryland Public Improvement, Callable 11/1/2016 @ 100 XLCA Insured^	4.00%	11/01/2020	269,983
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/2013	2,668,904
1,000,000	Carroll County Maryland Consolidated Public Improvement, Callable 11/1/2018 @ 100	4.50%	11/01/2023	1,146,000
200,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	10/01/2014	216,432
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/2015	1,148,740
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/2015	559,050
200,000	Cecil County Maryland Refunding and Consolidated Public Improvement	2.00%	08/01/2013	203,402
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/2013	915,408
1,100,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/2014	1,187,692
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/2015	2,160,809
345,000	Charles County Maryland County Commissioners Consolidated Public Improvement,
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	379,221
660,000	Charles County Maryland County Commissioners Consolidated Public Improvement,
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	723,611
2,000,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	11/01/2018	2,347,480
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement,
	Callable 3/1/2017 @ 100 NATL-RE Insured^	4.00%	03/01/2020	555,475
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/2018	569,551
570,000	Easton Maryland Public Facilities Assured Guaranty Insured	4.25%	12/01/2012	579,895
2,000,000	Frederick County Maryland Consolidated Public Improvement Series A	4.00%	02/01/2016	2,235,920
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/2014	219,192
250,000	Frederick County Maryland Public Facilities, Callable 8/1/2015 @ 100^	5.00%	08/01/2016	282,833
1,000,000	Frederick County Maryland Public Facilities, Callable 12/1/2015 @ 100	5.00%	12/01/2017	1,154,710
300,000	Frederick County Maryland Public Facilities, Callable 6/1/2017 @ 100^	5.00%	06/01/2018	363,456
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2018	622,410
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2021	645,625
500,000	Frederick County Maryland Refunding Series C	4.00%	12/01/2013	526,500
2,500,000	Frederick County Maryland Special Obligation Subordinated Urbana Community
	Development Authority B, Callable 7/1/2020 @ 100^	5.50%	07/01/2040	2,518,175
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority A	4.00%	07/01/2017	411,773
300,000	Harford County Maryland, Callable 7/15/2015 @ 100^	5.00%	07/15/2022	336,606

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
480,000	Harford County Maryland Consolidated Public Improvement	3.38%	01/15/2013	488,486
150,000	Harford County Maryland Consolidated Public Improvement	4.50%	12/01/2014	165,051
2,870,000	Harford County Maryland Consolidated Public Improvement	5.00%	07/01/2017	3,457,947
600,000	Harford County Maryland Consolidated Public Improvement Series A	5.00%	07/01/2016	704,724
2,000,000	Harford County Maryland Refunding Consolidated Public Improvement	5.00%	12/01/2012	2,041,220
500,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	02/15/2017	596,420
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2014	752,815
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,196,120
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	341,823
1,660,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2016	1,872,945
500,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2013	527,185
1,000,000	Howard County Maryland Consolidated Public Improvement Series A, Callable 2/15/2019 @ 100^	4.00%	02/15/2022	1,132,440
560,000	Howard County Maryland Metropolitan District Series A	4.00%	02/15/2015	612,382
2,020,000	Howard County Maryland Refunding Metropolitan District Project Series B	5.00%	08/15/2016	2,381,822
210,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series MM-2	3.00%	11/01/2015	226,997
430,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series LL-2	3.00%	11/01/2016	474,170
210,000	Maryland National Capital Park & Planning Commission Park Acquisition &
	Development Series MM-2	3.00%	11/01/2016	231,571
680,000	Maryland National Capital Park & Refunding Park Acquisition & Development Project	4.00%	12/01/2019	806,698
620,000	Maryland National Capital Park & Refunding Park Acquisition & Development Project	4.00%	12/01/2020	737,180
725,000	Maryland State & Local Facilities Loan 2nd Series A	4.00%	08/01/2016	824,891
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2012	220,950
300,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2013 @ 100^	5.00%	08/01/2014	315,546
500,000	Maryland State & Local Facilities Loan 1st Series, Callable 8/1/2014 @ 100^	5.00%	08/01/2015	548,840
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	569,425
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100^	5.00%	08/01/2017	758,812
1,000,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2017 @ 100^	5.00%	08/01/2018	1,198,410
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/2015	141,023
390,000	Maryland State & Local Facilities Loan First Series	5.00%	03/15/2017	466,518
2,500,000	Maryland State Local Facilities First, Callable 3/1/2019 @ 100^	4.00%	03/01/2022	2,825,824
1,000,000	Maryland State Refunding State and Local Facilities Loans	5.00%	11/01/2019	1,255,620
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2014	619,969
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,228,906
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	569,425
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 9/1/2014 @ 100^	5.00%	09/01/2015	548,835
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	2,038,247
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,356,240
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 4/1/2014 @ 100^	5.00%	04/01/2017	541,160
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2017 @ 100^	5.00%	05/01/2018	2,054,586
1,500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 8/1/2020 @ 100^	4.00%	08/01/2021	1,746,990
425,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2012	426,836
430,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2012	437,086
425,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	07/01/2014	464,776
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2014	1,108,240
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2018	1,230,990
1,295,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	2.00%	06/01/2013	1,315,163
950,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	4.00%	06/01/2015	1,043,860
450,000	Montgomery County Maryland Refunding Consolidated Public Improvement Series A	5.00%	01/01/2013	461,039
345,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2012	345,745
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2014	1,973,744
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2015	852,825
680,000	Prince Georges County Maryland Refunding Consolidated Public Improvement Series B	5.00%	07/15/2017	820,923
510,000	Prince Georges County Maryland Refunding Consolidated Public Improvement Series D	5.00%	12/01/2012	520,470

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
500,000	Queen Annes County Maryland Public Facilities	4.00%	01/15/2013	510,420
805,000	St. Mary’s College Maryland Revenues Refunding Academic Fees	3.00%	09/01/2017	873,739
735,000	St. Mary’s College Maryland Revenues Refunding Academic Fees	3.00%	09/01/2018	796,814
845,000	St. Mary’s College Maryland Revenues Refunding Academic Fees	4.00%	09/01/2022	955,365
1,000,000	St. Mary’s County Maryland County Commissioners St. Mary’s Hospital, Callable 10/1/2012 @ 101^	5.00%	10/01/2020	1,022,340
530,000	Washington County Maryland — Public Improvement	2.00%	07/01/2012	530,053
565,000	Washington County Maryland — Public Improvement	4.50%	01/01/2015	620,828
640,000	Washington County Maryland — Public Improvement	4.00%	01/01/2018	745,024
250,000	Washington Suburban Sanitary District Maryland Consolidated Public Improvement Series A	4.00%	06/01/2015	275,683
200,000	Washington Suburban Sanitary District Maryland Sewage Disposal	5.00%	06/01/2016	234,214
1,630,000	Washington Suburban Sanitation District — General Construction, Callable 6/1/2013 @ 100^	4.00%	06/01/2014	1,685,241
1,500,000	Washington Suburban Sanitation District — General Construction, Callable 6/1/2014 @ 100^	4.00%	06/01/2015	1,601,595
210,000	Washington Suburban Sanitation District — Sewage Disposal	4.00%	06/01/2014	224,809
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2015	1,697,580
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2016	1,756,605
560,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2013	581,644
1,330,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2014	1,411,875
1,115,000	Worcester County Maryland — Consolidated Public Improvement Project	5.00%	03/01/2013	1,151,338
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/2016	1,180,660
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/2017	604,995
				126,599,734
Revenue Bonds — 43.2%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A, Callable 9/1/2016 @ 100^	5.00%	09/01/2019	813,697
200,000	Baltimore County Maryland Certificates of Participation — Equipment Acquisition Program	5.00%	08/01/2016	232,626
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate#	3.00%	10/01/2031	526,295
500,000	Baltimore Maryland Project Revenue Water Project Series A, Callable 7/1/2013 @ 100^	5.00%	07/01/2033	523,550
3,760,000	Baltimore Maryland Project Revenue Water Project Series A, Callable 7/1/2021 @ 100^	4.50%	07/01/2036	4,098,324
1,250,000	Baltimore Maryland Revenue Refunding Water Project Series A^	5.50%	07/01/2026	1,250,375
120,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2012	120,019
390,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2013	400,943
360,000	Baltimore Maryland Wastewater Project Series A, Callable 7/1/2018 @ 100 AGM Insured^	5.00%	07/01/2020	427,666
1,000,000	Baltimore Maryland Wastewater Project Series C, Callable 7/1/2016 @ 100 AMBAC Insured^	5.00%	07/01/2021	1,148,680
500,000	Maryland Environmental Service Revenue Mid Shore III Regional Landfill,
	Callable 11/1/2020 @ 100^	5.00%	11/01/2022	597,700
200,000	Maryland State Community Development Administration — Residential Program Series E	3.80%	09/01/2013	207,030
500,000	Maryland State Community Development Administration — Residential Program Series G	4.10%	09/01/2014	532,360
1,000,000	Maryland State Community Development Administration — Residential Program Series C	3.85%	09/01/2015	1,073,710
750,000	Maryland State Community Development Administration — Residential Series E	3.60%	09/01/2012	754,290
585,000	Maryland State Community Development Administration — Single Family Housing Series A	1.00%	03/01/2014	588,633
500,000	Maryland State Community Development Administration Local Government Infrastructure — A-1,
	Callable 6/1/2020 @ 100^	3.50%	06/01/2022	551,530
300,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	1.90%	03/01/2016	307,455
175,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	2.05%	09/01/2016	179,758
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/2013	1,087,559
1,000,000	Maryland State Department of Transportation	5.25%	12/15/2014	1,121,020
200,000	Maryland State Department of Transportation	5.00%	03/01/2015	224,628
1,300,000	Maryland State Department of Transportation	5.25%	12/15/2016	1,565,759
1,325,000	Maryland State Department of Transportation	5.00%	02/15/2017	1,580,513
1,400,000	Maryland State Department of Transportation	5.00%	06/01/2019	1,738,800
500,000	Maryland State Department of Transportation, Callable 5/15/2017 @ 100^	4.00%	05/15/2020	554,100
700,000	Maryland State Department of Transportation 2nd Issue, Callable 9/1/2018 @ 100^	4.00%	09/01/2021	789,348

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
500,000	Maryland State Economic Development Corporation — University of Maryland College Park Project,
	Callable 6/1/2016 @ 100 CIFG Insured^	5.00%	06/01/2022	529,585
500,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A,
	Callable 1/1/2013 @ 101^	5.00%	01/01/2014	512,510
455,000	Maryland State Health & Higher Educational Facilities — Adventist Healthcare Series A	5.00%	01/01/2022	509,782
2,110,000	Maryland State Health & Higher Educational Facilities — Adventist Healthcare Series A,
	Callable 1/1/2022 @ 100^	5.50%	01/01/2023	2,404,767
400,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2014	420,048
385,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2016	415,808
500,000	Maryland State Health & Higher Educational Facilities — Board of Child Care	4.50%	07/01/2012	500,095
500,000	Maryland State Health & Higher Educational Facilities — Carroll County General Hospital,
	Callable 7/1/2012 @ 100^	5.00%	07/01/2013	500,195
1,395,000	Maryland State Health & Higher Educational Facilities — Charlestown Community Project	5.00%	01/01/2018	1,549,454
650,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A,
	Callable 7/1/2016 @ 100^	5.20%	01/01/2024	664,118
1,185,000	Maryland State Health & Higher Educational Facilities — FHA Insured Mortgage Western
	Maryland Health A	5.00%	07/01/2014	1,271,280
250,000	Maryland State Health & Higher Educational Facilities — Goucher College, Callable 7/1/2014 @ 100^	4.50%	07/01/2019	260,145
1,995,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center	5.00%	07/01/2021	2,304,425
1,000,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center,
	Callable 7/1/2021 @ 100^	5.00%	07/01/2023	1,127,360
575,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center,
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	653,102
250,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center,
	Callable 7/1/2021 @ 100^	5.25%	07/01/2025	282,515
390,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center Series A,
	Callable 7/1/2022 @ 100^	5.00%	07/01/2023	450,423
1,500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System,
	Callable 07/01/2022 @ 100^	5.00%	07/01/2023	1,827,915
3,400,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System,
	Callable 5/15/2020 @ 100^	5.00%	05/15/2040	3,695,901
1,200,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Mandatory Tender, Callable 5/15/2013 @ 100#	5.00%	05/15/2046	1,248,288
350,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Series B#	4.30%	05/15/2048	382,627
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2013	262,193
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2018	608,800
3,000,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University,
	Callable 07/01/2022 @ 100^	5.00%	07/01/2023	3,747,659
535,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute,
	Callable 4/5/2010 @ 100^	5.30%	07/01/2012	535,096
200,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute	4.38%	07/01/2013	204,352
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2012	500,125
685,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2015	755,096
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2017	566,900
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Series A,
	Prerefunded 7/1/2014 @ 100^	4.00%	07/01/2017	535,450
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2018	280,298
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2019	286,823
100,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health,
	Callable 7/1/2021 @ 100^	6.00%	07/01/2022	123,432
520,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health,
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	590,632
250,000	Maryland State Health & Higher Educational Facilities — Medstar Health	4.38%	08/15/2013	260,903
725,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2014	787,067

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
2,600,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2016	2,939,247
355,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2021	417,636
3,565,000	Maryland State Health & Higher Educational Facilities — Medstar Health,
	Callable 5/15/2016 @ 100^	4.75%	05/15/2042	3,614,588
500,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center,
	Callable 7/1/2022 @ 100^	5.00%	07/01/2024	547,810
1,000,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center,
	Callable 7/1/2021 @ 100^	6.00%	07/01/2025	1,180,670
1,130,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center,
	Callable 7/1/2021 @ 100^	6.25%	07/01/2031	1,323,942
2,750,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2037	2,801,754
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2026	208,760
135,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2027	140,571
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge, Callable 7/1/2017 @ 100^	4.50%	07/01/2035	198,724
1,000,000	Maryland State Health & Higher Educational Facilities — Peninsula Regional Medical Center,
	Callable 7/1/2016 @ 100^	5.00%	07/01/2026	1,047,790
500,000	Maryland State Health & Higher Educational Facilities — University Maryland Medical System RMKT	4.00%	07/01/2012	500,100
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	2.50%	07/01/2012	250,028
265,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	5.00%	07/01/2012	265,069
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	536,525
965,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	1,032,840
260,000	Maryland State Health & Higher Educational Facilities — University of Maryland
	Medical System Series F	5.00%	07/01/2018	298,774
1,000,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System,
	Callable 7/1/2012 @ 100^	6.00%	07/01/2022	1,000,320
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System,
	Callable 7/1/2018 @ 100 AMBAC Insured^	5.50%	07/01/2024	566,175
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System,
	Callable 7/1/2019 @ 100^	5.00%	07/01/2034	267,428
400,000	Maryland State Health & Higher Educational Facilities — University of Maryland
	Medical System AMBAC Insured	4.00%	07/01/2013	412,876
2,045,000	Maryland State Health & Higher Educational Facilities — Upper Chesapeake Hospitals	5.50%	01/01/2018	2,223,549
250,000	Maryland State Health & Higher Educational Facilities — Washington Christian Academy,
	Callable 1/1/2017 @ 100^†	5.25%	07/01/2018	100,000
240,000	Maryland State Health & Higher Educational Facilities — Western Medical Health Series A,
	Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured^	5.00%	01/01/2025	263,926
1,500,000	Maryland State Industrial Development Financing Authority Multi-Modal#	2.00%	09/01/2040	1,537,140
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	820,043
990,000	Maryland State Transportation Authority Series A	5.00%	07/01/2018	1,206,068
570,000	Maryland State Transportation Authority, Callable 7/1/2018 @ 100^	5.00%	07/01/2021	674,994
4,255,000	Maryland State Transportation Authority Airport Refunding Baltimore/Washington	5.00%	03/01/2022	5,167,867
2,660,000	Maryland State Transportation Authority Transportation	5.00%	07/01/2017	3,191,893
970,000	Maryland State Transportation Authority Transportation Facilities Project 2009A,
	Callable 7/1/2019 @ 100^	5.00%	07/01/2022	1,180,927
1,815,000	Maryland State Transportation Authority Transportation Refunding	5.00%	07/01/2020	2,261,526
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,917,113
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	570,910
265,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund Series A,
	Callable 3/1/2018 @ 100^	5.00%	03/01/2019	320,896
500,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2017	593,685
350,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2018	422,202

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2012

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
300,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund,
	Callable 3/1/2018 @ 100^	4.00%	03/01/2019	340,842
2,000,000	University of Maryland System Auxiliary Series A	4.00%	04/01/2014	2,128,380
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/2012	428,698
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/2013	518,400
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,067,050
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	550,530
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/2016	568,155
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2019	289,180
1,500,000	University of Maryland System Auxiliary Refunding Series A	4.00%	04/01/2017	1,722,765
100,000	University of Maryland System Auxiliary Series A	5.00%	10/01/2012	101,253
350,000	University of Maryland System Auxiliary Series D	4.00%	04/01/2014	372,467
1,610,000	University of Maryland University Revenues Various Revolving — A-RMKT#	1.50%	07/01/2023	1,626,486
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 4/1/2017 @ 100^	4.00%	04/01/2020	555,410
100,000	University or Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2022	114,775
940,000	Washington County Maryland — Public Improvement, Callable 7/1/2017 @ 100 AMBAC Insured^	4.25%	07/01/2022	1,047,856
				107,988,150
Total Municipal Bonds (Cost $224,130,714)				234,587,884

Short-Term Investments — 4.1%

Money Market Funds — 4.1%
10,228,116	Cash Account Trust, 0.04%*			10,228,116
Total Short-Term Investments (Cost $10,228,116)				10,228,116
Total Investments — 97.9% (Cost $234,358,830)				244,816,000
Other Assets in Excess of Liabilities — 2.1%				5,271,093
TOTAL NET ASSETS — 100.0%				$250,087,093

PORTFOLIO HOLDINGS
% of Net Assets

General Obligation Bonds	50.6%
Revenue Bonds	43.2%
Money Market Funds	4.1%
Other Assets and Liabilities	2.1%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of June 30, 2012.
*	Annualized seven-day yield as of June 30, 2012.
†	Security is in default and did not make its most recent payment of interest.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

For the 12-month period ended June 30, 2012, Brown Advisory Intermediate Income Fund’s Institutional Shares (the “Fund”) returned 5.42%, beating the Fund’s primary benchmark, the Barclay’s Capital Intermediate U.S. Aggregate Bond Index, which returned 5.28%, and exactly matching the return of the Fund’s secondary benchmark, the Barclay’s Capital Intermediate Government Credit Index.

U.S. economic indicators slowed materially in the second quarter of 2012 and, along with renewed pressure in Spanish and Italian government bonds, made for a highly volatile quarter in the fixed income markets. Interest rates at these levels present legitimate challenges for effectively managing a bond portfolio. We believe that the primary driver of rates is Fed policy, i.e., the longer the Fed pledges to keep short-term rates low, this will continue to put downward pressure on longer-term bonds. Without a major acceleration in economic growth, we do not believe the Fed will be in a position to raise short-term rates for at least two years. Therefore, while the current level of interest rates seems low, the likelihood is that rates will remain broadly unchanged for some time to come and could very well fall from here in the near term. At the same time, we believe that in the long run, interest rates are much more likely to rise than fall.

When interest rates begin to rise, all fixed income instruments will be impacted, but not in exactly the same way. We are looking for bonds with some sort of upside potential that can help offset the downside of rising rates. Corporate bonds with strong balance sheets have excess yield now due to continued uncertainties and risk aversion. When rates begin to rise, it will be likely that the economy will also be improving, which should take some of the uncertain premium in these yields out of the market. This should help offset any losses from rising rates. We see this as an attractive upside/downside balance in today’s interest rate environment.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Monica M. Hausner

Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Intermediate Income Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return	One	Three	Five	Ten
as of 6/30/121	Year	Year	Year	Year
Advisor Shares2	5.21%	5.42%	5.70%	4.66%
Institutional Shares3	5.42%	5.66%	5.94%	4.94%
Barclays Capital Intermediate
U.S. Aggregate Bond Index	5.28%	5.98%	6.25%	5.19%

	Advisor Shares	Institutional Shares
Gross Expense Ratio4	0.73%	0.53%
Net Expense Ratio4	0.73%	0.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2012. Without these waivers, performance would have been lower.

1
Prior to September 20, 2002, the Advisor Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the Advisor Shares and Institutional Shares for periods prior to September 20, 2002 is that of the Advisor Shares and Institutional Shares, respectively, of the Predecessor Fund.  Net expenses are the same as the Predecessor Fund.

2	Commenced operations on May 31, 1991. Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
3	Commenced operations on November 2, 1995. Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
4	Per the Fund’s prospectus dated October 31, 2011.

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 36.6%
2	FHLMC, Pool# G10690	7.00%	07/01/2012	2
1,383,242	FHLMC, Pool# G11649	4.50%	02/01/2020	1,478,862
9,885	FHLMC, Pool# C00210	8.00%	01/01/2023	11,741
717,155	FHLMC, Pool# C90993	5.50%	10/01/2026	783,720
1,539,575	FHLMC, Pool# G30412	6.00%	03/01/2028	1,690,114
793,135	FHLMC, Pool# 1B0889#	2.66%	05/01/2033	846,091
685,035	FHLMC, Pool# 1J0203#	2.78%	04/01/2035	732,213
4,285,811	FHLMC PC, Pool# J0-9470	4.50%	04/01/2024	4,558,639
5,827,682	FHLMC PC, Pool# G1-3876	4.00%	07/01/2025	6,164,060
5,520,487	FHLMC PC, Pool# J1-6447	3.50%	08/01/2026	5,811,621
1,744,008	FHLMC REMIC, Series R005-VA	5.50%	03/15/2016	1,772,303
5,300,000	FHLMC REMIC, Series 3571	4.00%	09/15/2024	5,821,021
6,000,000	FHLMC REMIC, Series 3800	3.50%	02/15/2026	6,453,413
590,492	FHLMC REMIC, Series 2782	4.00%	11/15/2033	629,557
25,469	FNMA, Pool# 433646	6.00%	10/01/2013	27,123
19,291	FNMA, Pool# 409589	9.50%	11/01/2015	19,403
105,412	FNMA, Pool# 254089	6.00%	12/01/2016	113,541
513,132	FNMA, Pool# 842239	5.00%	09/01/2020	549,715
8,577,336	FNMA, Pool# AH3431	3.50%	01/01/2026	9,075,245
3,386,266	FNMA, Pool# AJ1441	3.50%	09/01/2026	3,582,837
7,075,557	FNMA, Pool# AJ5336	3.00%	11/01/2026	7,424,492
1,511,571	FNMA, Pool# 256752	6.00%	06/01/2027	1,664,333
1,467,738	FNMA, Pool# 257048	6.00%	01/01/2028	1,616,070
24,712	FNMA, Pool# 539082	7.00%	08/01/2028	29,464
78,755	FNMA, Pool# 625536	6.00%	01/01/2032	88,695
85,855	FNMA, Pool# 628837	6.50%	03/01/2032	98,288
405,151	FNMA, Pool# 663238	5.50%	09/01/2032	445,731
119,146	FNMA, Pool# 744805#	2.27%	11/01/2033	126,807
120,425	FNMA, Pool# 741373#	2.41%	12/01/2033	127,614
187,985	FNMA, Pool# 764342#	2.27%	02/01/2034	198,649
438,254	FNMA, Pool# 848817	5.00%	01/01/2036	475,592
1,048,060	FNMA, Pool# 866920#	2.44%	02/01/2036	1,115,342
6,977,450	FNMA, Pool# AA7686	4.50%	06/01/2039	7,657,788
4,739,561	FNMA, Pool# AC4824#	3.59%	10/01/2039	5,003,537
10,567,236	FNMA, Pool# AH6783	4.00%	03/01/2041	11,271,130
6,146,345	FNMA, Pool# AJ3718	4.00%	10/01/2041	6,555,760
3,614,881	FNMA, Pool# AJ4245	4.00%	11/01/2041	3,855,672
3,000,000	FNMA REMIC Trust, Series 2010-112	4.00%	10/25/2025	3,289,397
4,843,375	FNMA REMIC Trust, Series 2012-15#	0.80%	03/25/2042	4,862,342
295,860	GNMA, Pool# 781450	5.00%	06/15/2017	316,059
35,419	GNMA, Pool# 487110	6.50%	04/15/2029	41,392
69,142	GNMA, Pool# 781186	9.00%	06/15/2030	76,219
7,370	GNMA, Pool# 571166	7.00%	08/15/2031	8,911
1,853,708	GNMA, Series 2008-1-PA	4.50%	12/20/2036	1,943,267
3,000,000	GNMA REMIC Trust, Series 2010-124	2.72%	05/16/2037	3,138,180
2,564,180	GNMA REMIC Trust, Series 2004-12	4.81%	08/16/2032	2,622,226
	Total Mortgage Backed Securities (Cost $110,016,396)			114,174,178

Corporate Bonds & Notes — 32.3%
2,750,000	America Movil SAB de CV	5.00%	03/30/2020	3,136,771
3,000,000	American Express Co.	7.00%	03/19/2018	3,717,864
2,750,000	Barrick North America Finance LLC	6.80%	09/15/2018	3,407,456
2,735,000	Berkshire Hathaway, Inc.	3.20%	02/11/2015	2,905,814
2,850,000	Boston Properties Limited Partnership	5.63%	11/15/2020	3,282,248
2,750,000	Charles Schwab Corp.	4.95%	06/01/2014	2,950,651

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2012

Par
Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — (Continued)
2,500,000	Comcast Corp.	6.50%	01/15/2017	2,979,163
2,750,000	Consolidated Natural Gas Co., Series A	5.00%	12/01/2014	2,987,372
3,002,000	Constellation Energy Group, Inc.	5.15%	12/01/2020	3,328,768
3,080,000	Devon Energy Corp., Callable 02/15/2022 @ 100^	3.25%	05/15/2022	3,139,995
3,000,000	Eastman Chemical Co., Callable 05/15/2022 @ 100^	3.60%	08/15/2022	3,066,123
2,850,000	Enterprise Products Partners L.P.	5.20%	09/01/2020	3,266,103
11,000,000	FHLMC	0.38%	02/27/2014	11,007,283
1,820,000	FHLMC, Callable 04/12/2013 @ 100^	1.45%	04/12/2017	1,833,546
7,000,000	FNMA	4.88%	12/15/2016	8,229,361
3,000,000	General Electric Capital Corp.	5.50%	01/08/2020	3,438,978
2,915,000	Goldman Sachs Group, Inc.#	1.47%	02/07/2014	2,881,521
2,750,000	GTE Corp.	6.84%	04/15/2018	3,372,303
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/2013	2,895,255
3,000,000	JP Morgan Chase & Co.	6.30%	04/23/2019	3,511,143
3,000,000	Kohls Corp., Callable 08/01/2021 @ 100^	4.00%	11/01/2021	3,124,008
2,751,000	Manufacturers & Traders Trust Co., Callable 07/01/2012 @ 100#^	1.97%	04/01/2013	2,751,000
3,000,000	Morgan Stanley	3.80%	04/29/2016	2,908,953
3,000,000	Oneok, Inc., Callable 11/01/2021 @ 100^	4.25%	02/01/2022	3,147,959
1,145,000	Partners Healthcare Systems, Inc.	3.44%	07/01/2021	1,187,008
2,500,000	Potash Corp. Of Saskatchewan, Inc.	5.25%	05/15/2014	2,688,235
2,852,000	Spectra Energy Capital LLC, Series B	6.75%	07/15/2018	3,335,545
2,750,000	Starbucks Corp.	6.25%	08/15/2017	3,312,716
2,702,000	W.R. Berkley Corp.	6.15%	08/15/2019	3,018,475
	Total Corporate Bonds & Notes (Cost $95,714,259)			100,811,617

Municipal Bonds — 6.2%
2,740,000	Chicago Illinois Taxable Project Series C-1	7.78%	01/01/2035	3,513,255
1,000,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	1,169,300
1,000,000	Illinois State Sales Tax Revenue Taxable Building	2.30%	06/15/2019	1,001,780
910,000	Los Angeles County Metropolitan Transportation Authority Measure R
	Senior Sales Tax Revenue Bond, Series 2010-A	4.28%	06/01/2021	1,033,141
2,790,000	Metropolitan Washington District of Columbia Airports Taxable Series C,
	Callable 10/01/2015 @ 100^	5.69%	10/01/2030	3,059,654
3,000,000	New York City Transitional Taxable-Future Tax Subordinated Series	1.50%	05/01/2013	3,029,790
2,750,000	Port Authority New York & New Jersey Consolidated One Hundred Fifty Seventh Series	5.31%	12/01/2019	3,269,200
3,200,000	South Carolina State Public Service Authority Various Taxable Series A,
	Callable 12/02/2013 @ 100#^	0.95%	06/02/2014	3,207,072
	Total Municipal Bonds (Cost $18,395,976)			19,283,192

FHLB Notes — 2.3%
7,000,000	FHLB	3.13%	12/13/2013	7,284,424
	Total FHLB Notes (Cost $7,127,790)			7,284,424

U.S. Treasury Notes — 11.2%
15,000,000	United States Treasury Notes	1.00%	01/15/2014	15,159,960
4,000,000	United States Treasury Notes	4.25%	08/15/2015	4,469,376
15,000,000	United States Treasury Notes	0.88%	01/31/2017	15,132,420
	Total U.S. Treasury Notes (Cost $33,966,133)			34,761,756
The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2012

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Short-Term Investments — 10.2%

Money Market Funds — 2.2%
6,922,390	Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			6,922,390

U.S. Treasury Bills — 8.0%
10,000,000	United States Treasury Bills	0.05%	07/12/2012	9,999,808
15,000,000	United States Treasury Bills	0.07%	09/20/2012	14,997,660
				24,997,468
Total Short-Term Investments (Cost $31,919,649)				31,919,858
Total Investments — 98.8% (Cost $297,140,203)				308,235,025
Other Assets in Excess of Liabilities — 1.2%				3,860,748
NET ASSETS — 100.0%				$312,095,773

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	36.6%
Corporate Bonds & Notes	32.3%
U.S. Treasury Notes	11.2%
U.S. Treasury Bills	8.0%
Municipal Bonds	6.2%
FHLB Notes	2.3%
Money Market Funds	2.2%
Other Assets and Liabilities	1.2%
100.0%

#	Variable rate security. Rate disclosed is as of June 30, 2012.
^	Continuously callable with 30 days notice.
*	Annualized seven-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Tactical Bond Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

Since the Fund’s inception on   September 30, 2011, the Brown Advisory Tactical Bond Fund (the “Fund”) was down 3.09% in total return. During the same period, the Barclays Capital Intermediate U.S. Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 2.91%.

During the fourth quarter of 2011, the Fund was positioned for continued weakness in Europe. Specifically, the Fund had a large long position in Treasury bonds and short position in high-yield bonds going into October. Instead there was a sudden reversal in sentiment, as risk markets cheered new measures proposed by European leaders to deal with the crisis. The sentiment shift caused a historic rally in risk markets, which particularly hurt the Fund’s short high-yield position. Between September 30 and October 12, the Fund declined by 3.5%.

Since that time the Fund’s returns have been mostly flat. Overall, our municipal positions have been the strongest contributors to return, adding 2.94% to total return. High-yield has been the weakest contributor, subtracting 4.87% from total return. Other elements have had only minor impacts on returns.

While the Fund’s initial performance is obviously a disappointment, we continue to believe in the strength of our strategy. The Fund is designed to produce returns that are not a function of interest rate fluctuations, and at times this may produce volatility not evident in the broader bond market. However, in the long run, with interest rates as low as they are, we believe that this strategy offers significant upside potential and a good diversifier away from traditional bond strategies.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Tactical Bond Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Since
Average Annual Total Return	Inception
as of 6/30/12	(9/30/11)
Advisor Shares1	-3.09%
Barclays Capital Intermediate
U.S. Aggregate Bond Index	2.91%

Advisor Shares
Gross Expense Ratio2	1.36%
Net Expense Ratio2	1.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2013. Without these waivers, performance would have been lower.

1	Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
2	Per the Fund’s prospectus dated September 30, 2011.

Brown Advisory Tactical Bond Fund
Schedule of Investments
June 30, 2012

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 21.2%
1,000,000	Allen Texas Independent School District Refunding School Building, Callable 02/15/2021 @ 100^	5.00%	02/15/2023	1,219,440
1,000,000	La Joya Texas Independent School District Refunding, Callable 08/15/2022 @ 100^	5.00%	02/15/2023	1,234,120
1,000,000	Massachusetts Bay Transportation Authority Senior Series B	5.50%	07/01/2024	1,298,620
2,000,000	Virginia College Building Authority Virginia Refunding Public Higher Education Financing Program A	5.00%	09/01/2022	2,519,280
	Total Municipal Bonds (Cost $6,264,272)			6,271,460

U.S. Treasury Notes — 35.9%
2,800,000	United States Treasury Notes	1.00%	01/15/2014	2,829,859
6,185,000	United States Treasury Notes	1.00%	03/31/2017	6,271,008
1,500,000	United States Treasury Notes	1.75%	05/15/2022	1,512,422
	Total U.S. Treasury Notes (Cost $10,569,635)			10,613,289

Short-Term Investments — 37.1%

Money Market Funds — 6.7%
1,970,333	Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			1,970,333

U.S. Treasury Bills — 30.4%
9,000,000	United States Treasury Bills	0.19%	5/30/13	8,984,466
	Total Short-Term Investments (Cost $10,956,056)			10,954,799
	Total Investments — 94.2% (Cost $27,789,963)			27,839,548
Other Assets in Excess of Liabilities — 5.8%				1,701,473
NET ASSETS — 100.0%				$29,541,021

Credit Default Swap Contracts — Sell Protection#
		Termination	Notional	Unrealized
Counterparty	Reference Entity	Date	Amount†	Appreciation
Credit Suisse Capital, LLC	Markit CDX North American High Yield Index Series 18	6/20/17	$9,900,000	$154,953

#
If the Fund is a seller of protection and a credit event occurs, i.e. bankruptcy or failure to pay, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of the protection an amount up to or equal to the notional amount of the swap and take delivery of the reference obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities up to or equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index.

†
The maximum potential amount (if, after a credit event the value of the related obligation or obligations were determined to have a value of zero) the Fund could be required to pay as seller of credit protection or entitled to as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Treasury Notes	35.9%
U.S. Treasury Bills	30.4%
Municipal Bonds	21.2%
Money Market Funds	6.7%
Other Assets and Liabilities	5.8%
100.0%

^	Continuously callable with 30 days notice.
*	Annualizedseven-day yield as of June 30, 2012.

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2012

Dear Shareholder:

During the fiscal year ended June 30, 2012, the Brown Advisory Equity Income Fund (“BIADX”) posted a return of 6.11%. Of course, since the Fund was launched on Dec. 29, 2011, this return was only for a six-month period. Over this same period, the S&P 500 Index increased 9.02%.

BIADX performance was in line with our expectations. In fact, in this brief span, BIADX displayed the benefits of a conservative, income-oriented stock portfolio in its resilience to a weak market (calendar Q2 2012) and the ability to participate, but not keep up, in a strong market (calendar Q1 2012).

For the U.S. equity markets, the past fiscal year was noted for severe price volatility. This was the result of several shocks and worries, including a historic downgrade of U.S. government debt by S&P, continual fear over Europe’s structural economic problems, a slowing of global economic growth—most notably in China and the U.S.—and the potential “fiscal cliff” of higher tax rates beginning next year.

It’s no wonder that economic participants may best be characterized as lacking “animal spirits.”  Through the lens of investment markets, this anxiety has expressed itself in low stock valuations, despite reasonable earnings growth, and record low interest rates. This truly is a marriage of global financial liquidity and risk aversion.

In this environment, our BIADX has been striking a balance between attractive income, high-quality stock selection, and reasonable growth and valuation. Over time, we believe that this should result in a solid total return with a significant component from dividends while holding a conservative, lower risk portfolio. We believe our early performance has been indicative of these objectives.

During this initial period, good stock picking in the consumer staples sector aided performance. Altria Group was the Fund’s top contributor to performance. Wal-Mart’s performance also helped results. It is worth noting that Wal-Mart set a new all-time high at quarter end, breaching its former high set 13 years ago. Time Warner Cable and Microsoft were strong performers as better earnings results and low expectations led to expanding valuations.

The Fund posted weaker results in the financial service and consumer discretionary sectors. In financial services, our high-quality discipline hurt results, as many of the lagging, low-quality banks rallied sharply during the first quarter of 2012. Two of our consumer discretionary names, McDonald’s and Gamestop, were weak. Modestly slowing trends impacted McDonald’s stock performance. We still consider McDonald’s a core, long-term holding owing to its reasonable valuation, global growth, high returns on capital and strong brand. Gamestop, a very lowly valued but well-run retailer of video games, has struggled to grow due to the industry’s mature cycle for existing game consoles. However, it continues to gain market share and has a loyal customer base. We expect the launch of new consoles next year to spur a sales recovery.

Over the course of the fiscal year, the Fund added seven new names and eliminated five. Noteworthy additions were two global consumer names, Tiffany and Unilever. For Tiffany, last year’s great growth became this year’s very tough comparison. We took advantage of the stock’s decline to add this high return on equity company with a history of stable profitability and a sparkling brand image at what we view as an attractive price. Our investment in Unilever combines the highest exposure among peers to high-growth emerging markets, a highly regarded management focused on improving below-peer margins, and a reasonable valuation and dividend yield.

We also initiated investments in Accenture, Microchip, Gamestop and PACCAR. We eliminated 3M and Kohls due to weakening fundamentals, and Exxon and Sherwin-Williams due to full valuation. Lastly, we swapped Public Storage Preferred Series R for its Series S Preferred.

The Fund continues to maintain large weights in defensive sectors, especially consumer staples and health care. We have significantly reduced our exposure to utilities, as their high valuations and low yields reflect the very low interest rate environment. We remain underweight in industrials due to growth and valuation concerns. Within financial services, we are moderately overweight but with a conservative cohort. Our financial companies are well-run and have little risk to their balance sheets.

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2012

We have added to our technology holdings, although the fund remains significantly underweight because we cannot find the combination of attributes we seek in ample quantity. These main attributes—business quality, compelling dividend yield, attractive valuation and opportunities for growth—continue to guide our search for investment opportunities among all sectors of the market.

Sincerely,

Michael L. Foss, CFA
Co-Portfolio Manager

Brian Graney, CFA
Co-Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Equity Income Fund
Performance Chart and Analysis
June 30, 2012

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Since
Average Annual Total Return	Inception
as of 6/30/12	(12/29/11)
Advisor Shares1	5.95%
Institutional Shares1	6.11%
S&P 500 Index	9.02%

	Advisor Shares	Institutional Shares
Gross Expense Ratio2	1.41%	1.21%
Net Expense Ratio2	1.36%	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through December 30, 2013. Without these waivers, performance would have been lower.

1	Institutional Shares and Advisor Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
2	Per the Fund’s prospectus dated December 30, 2011.

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2012

Shares	Security Description	Value $

Common Stocks — 88.7%

Consumer Discretionary — 11.3%
75,268	GameStop Corp.	1,381,920
74,996	Lowe’s Companies, Inc.	2,132,886
26,035	McDonalds Corp.	2,304,879
20,023	Tiffany & Co.	1,060,218
37,647	Time Warner Cable, Inc.	3,090,819
15,481	V.F. Corp.	2,065,939
		12,036,661

Consumer Staples — 17.7%
137,344	Altria Group, Inc.	4,745,236
34,303	Coca-Cola Co.	2,682,151
63,362	Kraft Foods, Inc.	2,447,040
36,427	PepsiCo, Inc.	2,573,932
25,616	Philip Morris International, Inc.	2,235,252
62,300	Unilever NV	2,077,705
29,483	Wal-Mart Stores, Inc.	2,055,555
		18,816,871

Energy — 9.2%
141,560	Kinder Morgan, Inc.	4,561,063
16,265	Occidental Petroleum Corp.	1,395,049
86,707	Total S.A. ADR	3,897,480
		9,853,592

Financials — 10.3%
64,392	Cincinnati Financial Corp.	2,451,404
26,838	Erie Indemnity Co.	1,921,869
24,166	M&T Bank Corp.	1,995,387
94,221	OneBeacon Insurance Group, Ltd.	1,226,757
33,369	T. Rowe Price Group, Inc.	2,100,912
120,002	Valley National Bancorp	1,272,021
		10,968,350

Health Care — 12.6%
39,805	Abbott Laboratories	2,566,228
34,850	Johnson & Johnson	2,354,466
77,518	Merck & Co., Inc.	3,236,377
56,927	Novartis AG	3,182,219
90,024	Pfizer, Inc.	2,070,552
		13,409,842

Industrials — 5.9%
118,777	Healthcare Services Group, Inc.	2,301,898
39,002	PACCAR, Inc.	1,528,488
33,058	United Technologies Corp.	2,496,871
		6,327,257

Information Technology — 10.2%
43,444	Accenture PLC	2,610,550
55,056	Automatic Data Processing, Inc.	3,064,416
51,007	Microchip Technology, Inc.	1,687,312
115,249	Microsoft Corp.	3,525,467
		10,887,745

Materials — 3.0%
36,427	E.I. du Pont de Nemours & Co.	1,842,114
12,839	Praxair, Inc.	1,395,984
		3,238,098

Telecommunication Services — 4.3%
65,775	Centurylink, Inc.	2,597,455
211,358	Windstream Corp.	2,041,718
		4,639,173

Utilities — 4.2%
24,359	Consolidated Edison, Inc.	1,514,886
27,706	Dominion Resources, Inc.	1,496,124
37,994	Wisconsin Energy Corp.	1,503,423
		4,514,433
Total Common Stocks (Cost $91,963,337)		94,692,022

Preferred Stocks — 3.8%
78,136	Public Storage, Inc.	2,094,045
69,419	Public Storage, Inc.	1,910,411
		4,004,456
Total Preferred Stocks (Cost $3,910,837)		4,004,456

Real Estate Investment Trusts — 2.6%
68,660	Plum Creek Timber Co., Inc.	2,725,802
Total Real Estate Investment Trusts (Cost $2,632,016)		2,725,802

Short-Term Investments — 6.6%

Money Market Funds — 6.6%
7,062,364	Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	7,062,364
Total Short-Term Investments (Cost $7,062,364)		7,062,364
Total Investments — 101.7% (Cost $105,568,554)		108,484,644
Liabilities in Excess of Other Assets — (1.7)%		(1,773,709)
NET ASSETS — 100.0%		$106,710,935

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Staples	17.7%
Health Care	12.6%
Consumer Discretionary	11.3%
Financials	10.3%
Information Technology	10.2%
Energy	9.2%
Money Market Funds	6.6%
Industrials	5.9%
Telecommunication Services	4.3%
Utilities	4.2%
Preferred Stocks	3.8%
Materials	3.0%
Real Estate Investment Trusts	2.6%
Other Assets and Liabilities	(1.7)%
100.0%

ADR — American Depositary Receipt
#	Annualized seven-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
June 30, 2012

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE
	EQUITY	EQUITY	VALUE
	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$874,501,828	$147,739,980	$31,847,228
Net unrealized appreciation (depreciation)	85,880,715	11,162,417	6,415,505
Total investments, at market value	960,382,543	158,902,397	38,262,733
Cash	—	—	7,323
Unrealized appreciation on swaps	—	—	—
Receivables
Investment securities sold	2,471,369	2,309,232	529,751
Fund shares sold	3,885,696	30,397	2,468
Interest and dividends	593,664	197,911	36,768
Prepaid expenses and other assets	87,051	24,444	22,206
Total Assets	967,420,323	161,464,381	38,861,249
LIABILITIES
Payables:
Investment securities purchased	—	2,082,859	250,219
Upfront swap payments received	—	—	—
Fund shares redeemed	478,670	808,182	—
Distributions	—	—	—
Accrued Liabilities:
Investment advisor fees, net	567,385	96,037	26,242
Administration, accounting, and transfer agent fees	93,331	15,119	3,677
Custodian fees	6,468	1,153	327
Shareholder service fees	37,370	6,315	1,443
Distribution fees	5,954	1,403	597
Chief Compliance Officer fees	1,260	1,261	1,260
Trustees’ fees and expenses	2,482	968	566
Other expenses	73,773	23,753	20,799
Total Liabilities	1,266,693	3,037,050	305,130
NET ASSETS	$966,153,630	$158,427,331	$38,556,119
COMPONENTS OF NET ASSETS
Paid-in capital	$893,151,693	$175,228,397	$37,712,898
Undistributed (Accumulated) net investment income (loss)	(1,400,353)	1,543,544	78,520
Accumulated net realized gain (loss)	(11,479,028)	(29,507,027)	(5,650,885)
Unrealized appreciation (depreciation) on investments	85,880,715	11,162,417	6,415,505
Unrealized appreciation (depreciation) on swaps	—	—	—
Unrealized appreciation (depreciation) on foreign receivables	603	—	81
NET ASSETS	$966,153,630	$158,427,331	$38,556,119
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$954,560,241	$156,225,959	$37,476,823
Shares outstanding (unlimited shares authorized)	69,167,246	12,701,170	3,872,890
Net asset value per share	$13.80	$12.30	$9.68
Advisor Shares:
Net assets	$11,593,389	$2,201,372	$1,079,296
Shares outstanding (unlimited shares authorized)	861,877	178,147	111,507
Net asset value per share	$13.45	$12.36	$9.68
D Shares:
Net assets	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—
Net asset value per share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
June 30, 2012

BROWN	BROWN		BROWN	BROWN		BROWN
ADVISORY	ADVISORY	BROWN	ADVISORY	ADVISORY	BROWN	ADVISORY
SMALL-CAP	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE	ADVISORY	EQUITY
GROWTH	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME	TACTICAL	INCOME
FUND	VALUE FUND	FUND	FUND	FUND	BOND FUND	FUND

$183,343,323	$172,324,256	$ 7,837,607	$234,358,830	$297,140,203	$27,789,963	$105,568,554
41,419,655	20,312,926	655,652	10,457,170	11,094,822	49,585	2,916,090
224,762,978	192,637,182	8,493,259	244,816,000	308,235,025	27,839,548	108,484,644
—	—	383	—	—	—	—
—	—	—	—	—	154,953	—

1,360,632	2,364,833	66,211	2,354,824	4,340	1,876,719	—
36,061	27,588	—	730,000	2,990,848	105,020	981,197
63,603	400,046	4,070	3,063,416	1,677,037	107,198	313,431
30,250	37,030	16,958	5,123	35,279	17,110	33,103
226,253,524	195,466,679	8,580,881	250,969,363	312,942,529	30,100,548	109,812,375

842,824	95,463	63,751	—	—	—	2,502,470
—	—	—	—	—	488,274	—
37,300	15,503	—	372,321	312,714	—	6,830
—	—	—	378,005	356,276	—	482,181

179,528	155,309	4,679	72,341	89,679	18,808	60,922
23,746	17,435	1,007	18,285	31,425	3,588	9,077
2,194	1,540	364	1,235	2,030	600	2,140
8,557	7,749	337	10,334	11,965	—	4,043
1,768	413	—	—	13,404	20,506	265
1,260	1,295	835	1,263	1,260	1,260	1,300
835	977	659	833	1,833	670	843
25,201	34,109	22,658	27,653	26,170	25,821	31,369
1,123,213	329,793	94,290	882,270	846,756	559,527	3,101,440
$225,130,311	$195,136,886	$ 8,486,591	$250,087,093	$312,095,773	$29,541,021	$106,710,935

$175,724,780	$188,274,842	$46,401,412	$239,174,400	$295,199,694	$30,497,535	$100,898,384
(823,341)	243,450	(26,215)	—	843,885	(53,705)	1,179
8,809,217	(13,694,332)	(38,544,258)	455,523	4,957,372	(1,107,347)	2,895,282
41,419,655	20,312,926	655,652	10,457,170	11,094,822	49,585	2,916,090
—	—	—	—	—	154,953	—
—	—	—	—	—	—	—
$225,130,311	$195,136,886	$8,486,591	$250,087,093	$312,095,773	$29,541,021	$106,710,935

$215,311,148	$194,718,906	$8,486,591	$250,087,093	$292,556,002	$—	$106,074,911
15,047,397	12,440,247	566,969	22,616,500	25,739,288	—	10,115,424
$14.31	$15.65	$14.97	$11.06	$11.37	$—	$10.49

$2,874,727	$417,980	$—	$—	$19,539,771	$29,541,021	$636,024
207,424	26,743	—	—	1,750,334	3,052,471	60,677
$13.86	$15.63	$—	$—	$11.16	$9.68	$10.48

$6,944,436	$—	$—	$—	$—	$—	$—
244,896	—	—	—	—	—	—
$28.36	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Year Ended June 30, 2012

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE
	EQUITY	EQUITY	VALUE
	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$3,905,355	$3,665,544	$557,820
Less: foreign taxes withheld	(53,758)	(90,091)	(16,155)
Interest Income	7,380	1,794	361
Total investment income	3,858,977	3,577,247	542,026
EXPENSES
Investment advisor fees	5,218,000	1,229,564	276,803
Administration, accounting, and transfer agent fees	433,486	93,137	20,020
Shareholder service fees:
Institutional Shares	344,440	80,648	15,711
Distribution fees:
Advisor Shares	17,131	6,614	2,856
Custodian fees	27,689	7,556	2,179
Insurance fees	2,392	2,046	1,897
Registration fees	136,202	31,771	25,755
Professional fees	21,554	20,775	22,457
Trustees’ fees and expenses	12,610	5,300	4,061
Chief Compliance Officer fees	7,769	7,770	7,770
Miscellaneous expenses	74,004	18,425	6,320
Total Expenses	6,295,277	1,503,606	385,829
Fees waived and expenses reimbursed	—	—	(9,045)
Net Expenses	6,295,277	1,503,606	376,784
NET INVESTMENT INCOME (LOSS)	(2,436,300)	2,073,641	165,242
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(7,603,841)	4,014,286	179,759
Swaps	—	—	—
Net realized gain (loss)	(7,603,841)	4,014,286	179,759
Net change in unrealized appreciation (depreciation) on:
Investments	26,867,124	(10,383,021)	1,889,956
Swaps	—	—	—
Foreign receivables	499	—	19
Net change in unrealized appreciation (depreciation)	26,867,623	(10,383,021)	1,889,975
NET REALIZED AND UNREALIZED GAIN (LOSS)	19,263,782	(6,368,735)	2,069,734
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$16,827,482	$(4,295,094)	$2,234,976

*	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.
^	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Year Ended June 30, 2012

BROWN	BROWN		BROWN	BROWN		BROWN
ADVISORY	ADVISORY	BROWN	ADVISORY	ADVISORY	BROWN	ADVISORY
SMALL-CAP	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE	ADVISORY	EQUITY
GROWTH	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME	TACTICAL	INCOME
FUND	VALUE FUND	FUND	FUND	FUND	BOND FUND*	FUND^

$730,563	$2,765,579	$84,467	$—	$—	$12,065	$1,600,278
—	(1,463)	(250)	—	—	—	(38,125)
2,475	1,997	99	6,040,318	7,865,949	198,763	928
733,038	2,766,113	84,316	6,040,318	7,865,949	210,828	1,563,081

2,132,561	1,511,086	92,515	772,272	1,039,259	187,626	313,060
130,476	88,829	5,783	158,834	186,793	14,934	25,838

101,518	75,436	4,626	110,325	137,610	—	20,812

6,923	590	—	—	54,276	62,542	340
11,167	17,095	1,836	7,291	11,399	4,723	6,689
2,190	2,253	1,754	2,019	2,037	553	514
34,233	49,682	15,962	10,045	40,756	14,520	20,025
21,369	18,974	21,650	21,701	21,601	24,557	18,833
5,972	5,057	3,646	5,988	7,250	2,824	1,860
7,769	9,139	7,344	7,778	7,770	5,768	3,900
22,929	17,279	6,150	18,484	32,041	32,287	7,719
2,477,107	1,795,420	161,266	1,114,737	1,540,792	350,334	419,590
—	—	(22,493)	—	—	—	—
2,477,107	1,795,420	138,773	1,114,737	1,540,792	350,334	419,590
(1,744,069)	970,693	(54,457)	4,925,581	6,325,157	(139,506)	1,143,491

14,453,565	(2,839,760)	1,408,478	885,054	7,032,300	375,053	595,345
—	—	—	—	—	(1,355,395)	—
14,453,565	(2,839,760)	1,408,478	885,054	7,032,300	(980,342)	595,345

(19,552,454)	3,792,492	(1,468,623)	3,810,287	2,025,544	49,585	2,916,090
—	—	—	—	—	154,953	—
—	—	—	—	—	—	—
(19,552,454)	3,792,492	(1,468,623)	3,810,287	2,025,544	204,538	2,916,090
(5,098,889)	952,732	(60,145)	4,695,341	9,057,844	(775,804)	3,511,435
$(6,842,958)	$1,923,425	$(114,602)	$9,620,922	$15,383,001	$(915,310)	$4,654,926

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
OPERATIONS
Net investment income (loss)	$(2,436,300)	$(688,492)	$2,073,641	$2,164,459
Net realized gains (losses) on investments	(7,603,841)	5,039,152	4,014,286	23,815,555
Net change in unrealized appreciation (depreciation)	26,867,623	43,358,607	(10,383,021)	15,901,887
Increase (decrease) in Net Assets from Operations	16,827,482	47,709,267	(4,295,094)	41,881,901
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(1,077,231)	(1,623,372)
Advisor Shares	—	—	(16,059)	(21,117)
Total Distributions to Shareholders	—	—	(1,093,290)	(1,644,489)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	622,435,463	352,767,546	30,664,573	28,856,240
Advisor Shares	6,387,227	779,043	6,400	227,505
Reinvestment of distributions:
Institutional Shares	—	—	220,008	280,570
Advisor Shares	—	—	15,025	18,755
Redemption of shares:
Institutional Shares	(147,946,087)	(32,072,459)	(47,240,323)	(25,938,051)
Advisor Shares	(491,541)	(3,177,328)	(764,260)	(3,345,313)
Redemption fees:
Institutional Shares	15,194	3,418	—	42
Advisor Shares	420	—	—	—
Increase (Decrease) from Capital Share Transactions	480,400,676	318,300,220	(17,098,577)	99,748
Increase (Decrease) in Net Assets	497,228,158	366,009,487	(22,486,961)	40,337,160
NET ASSETS
Beginning of year	468,925,472	102,915,985	180,914,292	140,577,132
End of year	$966,153,630	$468,925,472	$158,427,331	$180,914,292
Undistributed (Accumulated) net investment income (loss)	$(1,400,353)	$—	$1,543,544	$563,193
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	46,402,321	26,731,638	2,515,981	2,402,236
Advisor Shares	470,667	69,180	536	19,785
Reinvestment of distributions:
Institutional Shares	—	—	19,933	23,320
Advisor Shares	—	—	1,351	1,590
Redemption of shares:
Institutional Shares	(11,210,638)	(2,452,327)	(4,005,686)	(2,263,242)
Advisor Shares	(36,725)	(256,130)	(61,068)	(283,596)
Increase (Decrease) from Capital Share Transactions	35,625,625	24,092,361	(1,528,953)	(99,907)
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE VALUE FUND		SMALL-CAP GROWTH FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
OPERATIONS
Net investment income (loss)	$165,242	$67,457	$(1,744,069)	$(1,641,228)
Net realized gains (losses) on investments	179,759	1,053,830	14,453,565	21,116,311
Net change in unrealized appreciation (depreciation)	1,889,975	4,064,170	(19,552,454)	44,383,854
Increase (decrease) in Net Assets from Operations	2,234,976	5,185,457	(6,842,958)	63,858,937
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(85,007)	(60,001)	—	—
Advisor Shares	(1,523)	(760)	—	—
D Shares	—	—	—	—
Net realized gain:
Institutional Shares	—	(1,871)	(3,842,848)	—
Advisor Shares	—	(24)	(54,833)	—
D Shares	—	—	(73,162)	—
Total Distributions to Shareholders	(86,530)	(62,656)	(3,970,843)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,180,637	6,869,365	43,190,866	36,493,134
Advisor Shares	108,609	216,260	197,687	905,989
D Shares	—	—	—	—
Reinvestment of distributions:
Institutional Shares	30,361	29,580	3,760,940	—
Advisor Shares	827	466	53,054	—
D Shares	—	—	66,476	—
Redemption of shares:
Institutional Shares	(1,664,779)	(3,052,026)	(29,596,306)	(27,249,691)
Advisor Shares	(334,558)	(163,417)	(312,843)	(3,545,596)
D Shares	—	—	(1,480,741)	(1,185,399)
Redemption fees:
Institutional Shares	—	39	1	292
Advisor Shares	—	—	192	—
D Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	8,321,097	3,900,267	15,879,326	5,418,729
Increase (Decrease) in Net Assets	10,469,543	9,023,068	5,065,525	69,277,666
NET ASSETS
Beginning of year	28,086,576	19,063,508	220,064,786	150,787,120
End of year	$38,556,119	$28,086,576	$225,130,311	$220,064,786
Undistributed (Accumulated) net investment income (loss)	$78,520	$—	$(823,341)	$114,378
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,121,346	813,497	3,115,075	2,614,601
Advisor Shares	11,574	25,740	13,862	72,202
D Shares	—	—	—	—
Reinvestment of distributions:
Institutional Shares	3,389	3,312	283,417	—
Advisor Shares	92	52	4,122	—
D Shares	—	—	2,528	—
Redemption of shares:
Institutional Shares	(179,858)	(360,869)	(2,164,522)	(1,996,024)
Advisor Shares	(37,438)	(18,733)	(22,943)	(254,024)
D Shares	—	—	(52,999)	(45,178)
Increase (Decrease) from Capital Share Transactions	919,105	462,999	1,178,540	391,577

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
OPERATIONS
Net investment income (loss)	$970,693	$453,187	$(54,457)	$(95,017)
Net realized gains (losses)	(2,839,760)	5,327,733	1,408,478	1,673,535
Net change in unrealized appreciation (depreciation)	3,792,492	16,075,547	(1,468,623)	2,302,967
Increase (decrease) in Net Assets from Operations	1,923,425	21,856,467	(114,602)	3,881,485
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(903,557)	(425,752)	—	—
Advisor Shares	(412)	—	—	—
Net realized gain:
Institutional Shares	(5,200,860)	(2,105,735)	—	—
Advisor Shares	(2,631)	—	—	—
Total Distributions to Shareholders	(6,107,460)	(2,531,487)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	58,223,609	52,715,008	783,304	239,256
Advisor Shares	189,035	—	—	—
Reinvestment of distributions:
Institutional Shares	5,171,177	2,147,480	—	—
Advisor Shares	2,758	—	—	—
Redemption of shares:
Institutional Shares	(29,614,794)	(3,857,540)	(3,873,961)	(5,927,013)
Advisor Shares	(10,300)	—	—	—
Redemption fees:
Institutional Shares	169	354	—	—
Advisor Shares	—	—	—	—
Shares issued in connection with the acquisition of
Brown Advisory Small Companies Fund (Note 9):
Institutional Shares	57,519,913	—	—	—
Advisor Shares	302,052	—	—	—
Increase (Decrease) from Capital Share Transactions	91,783,619	51,005,302	(3,090,657)	(5,687,757)
Increase (Decrease) in Net Assets	87,599,584	70,330,282	(3,205,259)	(1,806,272)
NET ASSETS
Beginning of year	107,537,302	37,207,020	11,691,850	13,498,122
End of year	$195,136,886	$107,537,302	$8,486,591	$11,691,850
Undistributed (Accumulated) net investment income (loss)	$243,450	$171,858	$(26,215)	$—
SHARE TRANSACTIONS
Sale of shares
Institutional Shares	3,632,761	3,357,898	50,933	17,586
Advisor Shares	5,957	—	—	—
Reinvestment of distributions:
Institutional Shares	362,077	144,980	—	—
Advisor Shares	193	—	—	—
Redemption of shares:
Institutional Shares	(1,965,789)	(257,511)	(266,404)	(459,450)
Advisor Shares	(660)	—	—	—
Shares issued in connection with the acquisition of
Brown Advisory Small Companies Fund (Note 9):
Institutional Shares	4,045,741	—	—	—
Advisor Shares	21,253	—	—	—
Increase (Decrease) from Capital Share Transactions	6,101,533	3,245,367	(215,471)	(441,864)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		INTERMEDIATE INCOME FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011

OPERATIONS
Net investment income	$4,925,581	$4,385,306	$6,325,157	$8,021,981
Net realized gains on investments	885,054	782,015	7,032,300	8,799,880
Net change in unrealized appreciation (depreciation)	3,810,287	(106,159)	2,025,544	(5,928,727)
Increase in Net Assets from Operations	9,620,922	5,061,162	15,383,001	10,893,134
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(4,925,581)	(4,385,306)	(6,088,969)	(7,704,040)
Advisor Shares	—	—	(442,920)	(826,757)
Net realized gain:
Institutional Shares	(923,336)	—	(5,996,378)	(993,289)
Advisor Shares	—	—	(500,794)	(123,754)
Total Distributions to Shareholders	(5,848,917)	(4,385,306)	(13,029,061)	(9,647,840)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	104,405,674	46,818,996	105,291,963	117,039,500
Advisor Shares	—	—	414,584	2,981,440
Reinvestment of distributions:
Institutional Shares	1,629,724	1,050,940	7,027,677	2,488,155
Advisor Shares	—	—	620,654	603,014
Redemption of shares:
Institutional Shares	(47,904,316)	(52,442,935)	(77,798,037)	(145,378,720)
Advisor Shares	—	—	(4,310,803)	(12,630,894)
Redemption fees:
Institutional Shares	4,006	—	1,232	2,235
Advisor Shares	—	—	485	—
Increase (Decrease) from Capital Share Transactions	58,135,088	(4,572,999)	31,247,755	(34,895,270)
Increase (Decrease) in Net Assets	61,907,093	(3,897,143)	33,601,695	(33,649,976)
NET ASSETS
Beginning of year	188,180,000	192,077,143	278,494,078	312,144,054
End of year	$250,087,093	$188,180,000	$312,095,773	$278,494,078
Undistributed (Accumulated) net investment income (loss)	$—	$—	$843,885	$417,250
SHARE TRANSACTIONS
Sale of shares:
Institutional shares	9,476,837	4,321,930	9,258,122	10,394,633
Advisor Shares	—	—	37,289	269,496
Reinvestment of distributions:
Institutional shares	148,602	97,030	623,756	221,518
Advisor Shares	—	—	55,906	54,505
Redemption of shares:
Institutional shares	(4,346,682)	(4,842,360)	(6,829,627)	(12,914,829)
Advisor Shares	—	—	(385,939)	(1,143,144)
Increase (Decrease) from Capital Share Transactions	5,278,757	(423,400)	2,759,507	(3,117,821)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN	BROWN
	ADVISORY	ADVISORY
	TACTICAL	EQUITY
	BOND	INCOME
	FUND	FUND
	Period Ended	Period Ended
	June 30,	June 30,
	2012*	2012^
OPERATIONS
Net investment income (loss)	$(139,506)	$1,143,491
Net realized gains (losses) on investments and swaps	(980,342)	595,345
Net change in unrealized appreciation (depreciation)	204,538	2,916,090
Decrease in Net Assets from Operations	(915,310)	4,654,926
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(1,137,518)
Advisor Shares	(41,204)	(4,794)
Net realized gain:
Institutional Shares	—	—
Advisor Shares	—	—
Total Distributions to Shareholders	(41,204)	(1,142,312)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	105,209,640
Advisor Shares	39,433,260	672,066
Reinvestment of distributions:
Institutional Shares	—	167,048
Advisor Shares	11,173	3,979
Redemption of shares:
Institutional Shares	—	(2,806,823)
Advisor Shares	(8,950,833)	(52,132)
Redemption fees:
Institutional Shares	—	4,543
Advisor Shares	3,935	—
Increase from Capital Share Transactions	30,497,535	103,198,321
Increase in Net Assets	29,541,021	106,710,935
NET ASSETS
Beginning of period	$—	$—
End of period	$29,541,021	$106,710,935
Undistributed (Accumulated) net investment income (loss)	$(53,705)	$1,179
SHARE TRANSACTIONS
Sale of shares:
Institutional shares	—	10,372,079
Advisor Shares	3,966,688	65,399
Reinvestment of distributions:
Institutional shares	—	15,834
Advisor Shares	1,154	378
Redemption of shares:
Institutional shares	—	(272,489)
Advisor Shares	(915,371)	(5,100)
Increase from Capital Share Transactions	3,052,471	10,176,101

*	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.
^	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$13.63	$9.99	$10.39		$7.83	$10.66	$10.87

Net Investment Income (Loss)(a)	(0.05)	(0.04)	(0.01)		(0.06)	(0.03)	(0.04)
Net Realized And Unrealized Gains (Losses)	0.22	3.68	(0.39)		2.62	(2.77)	(0.17)

Total from Investment Operations	$0.17	$3.64	$(0.40)		$2.56	$(2.80)	$(0.21)

Distributions:
from Net Realized Gains	—	—	—		—	(0.03)	—

Total Distributions to Shareholders	$—	$—	$—		$—	$(0.03)	$—

Redemption fees(a)	— (e)	— (e)	—	(e)	— (e)	—	—

Net Asset Value, End of Period	$13.80	$13.63	$9.99		$10.39	$7.83	$10.66

Total Return	1.25%	36.44%	(3.85	)%(b)	32.69%	(26.26)%	(1.93)%

Net Assets at End of Period (000’s Omitted)	$954,560	$463,228	$96,889		$97,136	$52,792	$69,738

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.35)%	(0.29)%	(0.76	)%(c)	(0.56)%	(0.42)%	(0.41)%
Net Expenses	0.90%	0.94%	1.00	%(c)	1.10%	1.13%	1.06%
Gross Expenses(d)	0.90%	0.94%	1.00	%(c)	1.10%	1.13%	1.06%
Portfolio Turnover Rate	58%	30%	1	%(b)	34%	70%	56%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES*
	Year / Period Ended:
	June 30,	June 30,		June 30,		May 31,		May 31,		May 31,
	2012	2011		2010(g)		2010		2009		2008
Net Asset Value, Beginning Period	$13.31	$9.80		$10.20		$7.72		$10.55		$10.83

Net Investment Income (Loss)(a)	(0.07)	(0.09)		(0.01)		(0.10)		(0.07)		(0.10)
Net Realized And Unrealized Gains (Losses)	0.21	3.60		(0.39)		2.58		(2.73)		(0.18)

Total from Investment Operations	$0.14	$3.51		$(0.40)		$2.48		$(2.80)		$(0.28)

Distributions:
from Net Realized Gains	—	—		—		—		(0.03)		—

Total Distributions to Shareholders	$—	$—		$—		$—		$(0.03)		$—

Redemption fees(a)	— (f)	—		—		—		—		—

Net Asset Value, End of Period	$13.45	$13.31		$9.80		$10.20		$7.72		$10.55

Total Return	1.05%	35.82	%(b)	(3.92	)%(b)(c)	32.12	%(b)	(26.54	)%(b)	(2.59	)%(b)

Net Assets at End of Period (000’s Omitted)	$11,593	$5,698		$6,027		$6,287		$4,755		$5,645

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.55)%	(0.74)%		(1.21	)%(d)	(1.02)%		(0.89)%		(0.96)%
Net Expenses	1.10%	1.39%		1.45	%(d)	1.56%		1.60%		1.60%
Gross Expenses(e)	1.10%	1.39%		1.45	%(d)	1.56%		1.66%		1.67%
Portfolio Turnover Rate	58%	30%		1	%(c)	34%		70%		56%

*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$12.56	$9.69	$10.18		$8.34	$13.07	$16.03

Net Investment Income (Loss)(a)	0.15	0.16	0.01		0.15	0.20	0.19
Net Realized And Unrealized Gains (Losses)	(0.33)	2.83	(0.47)		1.89	(4.72)	(1.98)

Total from Investment Operations	$(0.18)	$2.99	$(0.46)		$2.04	$(4.52)	$(1.79)

Distributions:
from Net Investment Income	(0.08)	(0.12)	(0.03)		(0.20)	(0.21)	(0.20)
from Net Realized Gains	—	—	—		—	—	(0.97)

Total Distributions to Shareholders	$(0.08)	$(0.12)	$(0.03)		$(0.20)	$(0.21)	$(1.17)

Payments by affiliates	—	—	—	(e)	—	—	—
Redemption fees(a)	—	— (e)	—		— (e)	—	—

Net Asset Value, End of Period	$12.30	$12.56	$9.69		$10.18	$8.34	$13.07

Total Return	(1.35)%	30.90%	(4.47	)%(b)	24.52%	(34.73)%	(11.60)%

Net Assets at End of Period (000’s Omitted)	$156,226	$177,918	$135,709		$147,337	$109,188	$196,954

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.27%	1.34%	0.79	%(c)	1.51%	2.17%	1.33%
Net Expenses	0.91%	0.93%	0.97	%(c)	1.03%	1.06%	0.97%
Gross Expenses(d)	0.91%	0.93%	0.97	%(c)	1.03%	1.06%	0.97%
Portfolio Turnover Rate	72%	64%	7	%(b)	62%	108%	47%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period / year.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES*
	Year / Period Ended:
	June 30,	June 30,		June 30,		May 31,		May 31,		May 31,
	2012	2011		2010(g)		2010		2009		2008
Net Asset Value, Beginning Period	$12.62	$9.74		$10.23		$8.37		$13.11		$16.05

Net Investment Income (Loss)(a)	0.13	0.10		—	(f)	0.11		0.16		0.11
Net Realized And Unrealized Gains (Losses)	(0.32)	2.84		(0.47)		1.90		(4.74)		(2.00)

Total from Investment Operations	$(0.19)	$2.94		$(0.47)		$2.01		$(4.58)		$(1.89)

Distributions:
from Net Investment Income	(0.07)	(0.06)		—		(0.15)		(0.16)		(0.08)
from Net Realized Gains	—	—		(0.02)		—		—		(0.97)

Total Distributions to Shareholders	$(0.07)	$(0.06)		$(0.02)		$(0.15)		$(0.16)		$(1.05)

Payments by affiliates (Note 3)	—	—		—	(f)	—		—		—
Redemption fees(a)	—	—		—		—		—		—

Net Asset Value, End of Period	$12.36	$12.62		$9.74		$10.23		$8.37		$13.11
Total Return	(1.45)%	30.28	%(b)	(4.57	)%(b)(c)	24.08	%(b)	(35.04	)%(b)	(12.15	)%(b)

Net Assets at End of Period (000’s Omitted)	$2,201	$2,996		$4,868		$5,196		$5,116		$6,958

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.07%	0.89%		0.34	%(d)	1.05%		1.67%		0.75%
Net Expenses	1.11%	1.38%		1.42	%(d)	1.49%		1.58%		1.56%
Gross Expenses(e)	1.11%	1.38%		1.42	%(d)	1.49%		1.58%		1.56%
Portfolio Turnover Rate	72%	64%		7	%(c)	62%		108%		47%
*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier are for Class A Shares.
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	October 31,	October 31,
	2012	2011	2010(f)		2010	2009(g)	2008	2007
Net Asset Value, Beginning Period	$9.16	$7.33	$7.62		$6.16	$6.14	$10.38	$10.00

Net Investment Income (Loss)(a)	0.05	0.02	—	(e)	0.05	0.03	0.04	0.01
Net Realized And Unrealized Gains (Losses)	0.50	1.83	(0.28)		1.45	0.02	(4.20)	0.38

Total from Investment Operations	$0.55	$1.85	$(0.28)		$1.50	$0.05	$(4.16)	$0.39

Distributions:
from Net Investment Income	(0.03)	(0.02)	(0.01)		(0.04)	(0.03)	(0.05)	(0.01)
from Net Realized Gains	—	—	—		—	—	(0.03)	—
from Return of Capital	—	— (e)	—		—	— (e)	—	—

Total Distributions to Shareholders	$(0.03)	$(0.02)	$(0.01)		$(0.04)	$(0.03)	$(0.08)	$(0.01)

Redemption fees(a)	—	— (e)	—		—	—	—	—

Net Asset Value, End of Period	$9.68	$9.16	$7.33		$7.62	$6.16	$6.14	$10.38

Total Return	5.98%	25.27%	(3.69	)%(b)	24.39%	0.88%	(40.37)%	3.93%

Net Assets at End of Period (000’s Omitted)	$37,477	$26,827	$18,108		$17,777	$12,416	$16,379	$12,997

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.52%	0.28%	0.38	%(c)	0.61%	1.06%	0.46%	0.12%
Net Expenses	1.15%	1.15%	1.15	%(c)	1.11%	1.14%	1.10%	1.10%
Gross Expenses(d)	1.18%	1.32%	1.48	%(c)	1.61%	2.18%	3.07%	5.06%
Portfolio Turnover Rate	19%	33%	1	%(b)	22%	16%	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

ADVISOR SHARES*
	Year / Period Ended:
	June 30,	June 30,		June 30,		May 31,		May 31,		October 31,		October 31,
	2012	2011		2010(g)		2010		2009(h)		2008		2007
Net Asset Value, Beginning Period	$9.17	$7.33		$7.62		$6.17		$6.14		$10.36		$10.41

Net Investment Income (Loss)(a)	0.03	0.01		—	(f)	0.02		0.02		0.02		(0.02)
Net Realized And Unrealized Gains (Losses)	0.49	1.84		(0.29)		1.45		0.01		(4.21)		(0.03)

Total from Investment Operations	$0.52	$1.85		$(0.29)		$1.47		$0.03		$(4.19)		$(0.05)

Distributions:
from Net Investment Income	(0.01)	(0.01)		—	(f)	(0.02)		—	(f)	—		—
from Net Realized Gains	—	—		—		—		—		(0.03)		—
from Return of Capital	—	—	(f)	—		—		—	(f)	—		—

Total Distributions to Shareholders	$(0.01)	$(0.01)		$—		$(0.02)		$—	(f)	$(0.03)		$—

Redemption fees(a)	—	—		—		—		—		—		—

Net Asset Value, End of Period	$9.68	$9.17		$7.33		$7.62		$6.17		$6.14		$10.36

Total Return	5.73%	25.18	%(b)	(3.75	)%(b)(c)	23.88	%(b)	0.55	%(b)	(40.55	)%(b)	(0.48	)%(b)

Net Assets at End of Period (000’s Omitted)	$1,079	$1,259		$955		$992		$1,005		$1,080		$951

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.32%	0.08%		0.18	%(d)	0.37%		0.79%		0.24%		(0.17)%
Net Expenses	1.35%	1.35%		1.35	%(d)	1.35%		1.42%		1.35%		1.35%
Gross Expenses(e)	1.38%	1.53%		1.68	%(d)	1.85%		2.70%		4.32%		12.67%
Portfolio Turnover Rate	19%	33%		1	%(c)	22%		16%		27%		19%

*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$15.07	$10.58	$11.06		$8.47	$13.17	$13.92

Net Investment Income (Loss)(a)	(0.11)	(0.11)	(0.01)		(0.10)	(0.09)	(0.12)
Net Realized And Unrealized Gains (Losses)	(0.38)	4.60	(0.47)		2.69	(4.25)	0.39

Total from Investment Operations	$(0.49)	$4.49	$(0.48)		$2.59	$(4.34)	$0.27

Distributions:
from Net Realized Gains	(0.27)	—	—		—	(0.36)	(1.02)

Total Distributions to Shareholders	$(0.27)	$—	$—		$—	$(0.36)	$(1.02)

Redemption fees(a)	— (e)	—	—	(e)	— (e)	—	—

Net Asset Value, End of Period	$14.31	$15.07	$10.58		$11.06	$8.47	$13.17

Total Return	(3.12)%	42.44%	(4.34	)%(b)	30.58%	(32.47)%	1.87%

Net Assets at End of Period (000’s Omitted)	$215,311	$208,222	$139,647		$145,293	$95,007	$158,648

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.82)%	(0.85)%	(0.97	)%(c)	(0.95)%	(0.96)%	(0.94)%
Net Expenses	1.16%	1.18%	1.22	%(c)	1.32%	1.35%	1.25%
Gross Expenses(d)	1.16%	1.18%	1.22	%(c)	1.32%	1.35%	1.25%
Portfolio Turnover Rate	66%	61%	7	%(b)	71%	90%	81%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES*
	Year / Period Ended:
	June 30,	June 30,		June 30,		May 31,		May 31,		May 31,
	2012	2011		2010(g)		2010		2009		2008
Net Asset Value, Beginning Period	$14.65	$10.34		$10.80		$8.32		$12.99		$13.83

Net Investment Income (Loss)(a)	(0.14)	(0.18)		(0.01)		(0.14)		(0.13)		(0.20)
Net Realized And Unrealized Gains (Losses)	(0.38)	4.49		(0.45)		2.62		(4.18)		0.38

Total from Investment Operations	$(0.52)	$4.31		$(0.46)		$2.48		$(4.31)		$0.18

Distributions:
from Net Realized Gains	(0.27)	—		—		—		(0.36)		(1.02)

Total Distributions to Shareholders	$(0.27)	$—		$—		$—		$(0.36)		$(1.02)

Redemption fees(a)	— (f)	—		—		—		—		—

Net Asset Value, End of Period	$13.86	$14.65		$10.34		$10.80		$8.32		$12.99

Total Return	(3.41)%	41.68	%(b)	(4.26	)%(b)(c)	29.81	%(b)	(32.69	)%(b)	1.21	%(b)

Net Assets at End of Period (000’s Omitted)	$2,875	$3,110		$4,075		$4,254		$2,615		$3,553

Ratios to Average Net Assets:
Net Investment Income (Loss)	(1.07)%	(1.36)%		(1.42	)%(d)	(1.41)%		(1.46)%		(1.55)%
Net Expenses	1.41%	1.69%		1.67	%(d)	1.78%		1.85%		1.85%
Gross Expenses(e)	1.41%	1.69%		1.67	%(d)	1.78%		1.93%		2.07%
Portfolio Turnover Rate	66%	61%		7	%(c)	71%		90%		81%

*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

D SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(e)		2010	2009	2008
Net Asset Value, Beginning Period	$29.56	$20.75	$21.67		$16.64	$25.32	$25.93

Net Investment Income (Loss)(a)	(0.21)	(0.21)	(0.02)		(0.23)	(0.23)	(0.32)
Net Realized And Unrealized Gains (Losses)	(0.72)	9.02	(0.90)		5.26	(8.09)	0.73

Total from Investment Operations	$(0.93)	$8.81	$(0.92)		$5.03	$(8.32)	$0.41

Distributions:
from Net Realized Gains	(0.27)	—	—		—	(0.36)	(1.02)

Total Distributions to Shareholders	$(0.27)	$—	$—		$—	$(0.36)	$(1.02)

Redemption fees(a)	—	—	—		—	—	—

Net Asset Value, End of Period	$28.36	$29.56	$20.75		$21.67	$16.64	$25.32

Total Return	(3.08)%	42.46%	(4.25	)%(b)	30.23%	(32.61)%	1.50%

Net Assets at End of Period (000’s Omitted)	$6,944	$8,732	$7,065		$7,400	$6,931	$12,387

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.77)%	(0.80)%	(0.92	)%(c)	(1.12)%	(1.26)%	(1.29)%
Net Expenses	1.11%	1.13%	1.17	%(c)	1.49%	1.65%	1.59%
Gross Expenses(d)	1.11%	1.13%	1.17	%(c)	1.49%	1.65%	1.59%
Portfolio Turnover Rate	66%	61%	7	%(b)	71%	90%	81%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,
	2012	2011	2010(f)		2010	2009(g)
Net Asset Value, Beginning Period	$16.89	$11.92	$13.03		$10.48	$10.00

Net Investment Income (Loss)(a)	0.10	0.11	0.01		(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	(0.51)	5.54	(1.12)		2.80	0.50

Total from Investment Operations	$(0.41)	$5.65	$(1.11)		$2.78	$0.49

Distributions:
from Net Investment Income	(0.12)	(0.08)	—		(0.05)	—
from Net Realized Gains	(0.71)	(0.60)	—		(0.18)	—
from Return of Capital	—	—	—		—	(0.01)

Total Distributions to Shareholders	$(0.83)	$(0.68)	$—		$(0.23)	$(0.01)

Redemption fees(a)	— (e)	— (e)	—		—	—

Net Asset Value, End of Period	$15.65	$16.89	$11.92		$13.03	$10.48

Total Return	(1.90)%	48.20%	(8.52	)%(b)	26.70%	4.86	%(b)

Net Assets at End of Period (000’s Omitted)	$194,719	$107,537	$37,207		$37,629	$14,620

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.64%	0.70%	0.91	%(c)	(0.14)%	(0.22	)%(c)
Net Expenses	1.19%	1.24%	1.36	%(c)	1.47%	1.50	%(c)
Gross Expenses(d)	1.19%	1.24%	1.36	%(c)	1.62%	2.91	%(c)
Portfolio Turnover Rate	36%	67%	2	%(b)	82%	29	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Period Ended
	June 30,
	2012*
Net Asset Value, Beginning Period	$16.39

Net Investment Income (Loss)(a)	0.07
Net Realized And Unrealized Gains (Losses)	(0.01)

Total from Investment Operations	$0.06

Distributions:
from Net Investment Income	(0.11)
from Net Realized Gains	(0.71)

Total Distributions to Shareholders	$(0.82)

Redemption fees(a)	—	(e)

Net Asset Value, End of Period	$15.63

Total Return	0.90	%(b)

Net Assets at End of Period (000’s Omitted)	$418

Ratios to Average Net Assets:
Net Investment Income	0.44	%(c)
Net Expenses	1.39	%(c)
Gross Expenses(d)	1.39	%(c)
Portfolio Turnover Rate	36%

*	Advisor Shares commenced operations July 28, 2011. Information presented is for the period from July 28, 2011 to June 30, 2012.
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY OPPORTUNITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$14.94	$11.03	$11.51		$9.40	$15.10	$15.38

Net Investment Income (Loss)(a)	(0.09)	(0.10)	(0.01)		(0.03)	(0.10)	(0.14)
Net Realized And Unrealized Gains (Losses)	0.12	4.01	(0.47)		2.14	(5.60)	(0.14)

Total from Investment Operations	$0.03	$3.91	$(0.48)		$2.11	$(5.70)	$(0.28)

Redemption fees(a)	—	—	—		—	—	— (e)

Net Asset Value, End of Period	$14.97	$14.94	$11.03		$11.51	$9.40	$15.10

Total Return	0.20%	35.45%	(4.17	)%(b)	22.45%	(37.75)%	(1.82)%

Net Assets at End of Period (000’s Omitted)	$8,487	$11,692	$13,498		$14,863	$16,537	$29,740

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.59)%	(0.75)%	(0.84	)%(c)	(0.29)%	(0.96)%	(0.91)%
Net Expenses	1.50%	1.50%	1.50	%(c)	1.50%	1.50%	1.50%
Gross Expenses(d)	1.74%	1.78%	1.68	%(c)	1.75%	1.67%	1.70%
Portfolio Turnover Rate	76%	65%	3	%(b)	97%	151%	131%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY MARYLAND BOND FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$10.85	$10.81	$10.81		$10.62	$10.42	$10.29

Net Investment Income (Loss)(a)	0.25	0.25	0.02		0.25	0.31	0.37
Net Realized And Unrealized Gains (Losses)	0.26	0.04	—		0.19	0.21	0.13

Total from Investment Operations	$0.51	$0.29	$0.02		$0.44	$0.52	$0.50

Distributions:
from Net Investment Income	(0.25)	(0.25)	(0.02)		(0.25)	(0.32)	(0.37)
from Net Realized Gains	(0.05)	—	—		—	—	—

Total Distributions to Shareholders	$(0.30)	$(0.25)	$(0.02)		$(0.25)	$(0.32)	$(0.37)

Redemption fees(a)	— (e)	—	—	(e)	— (e)	— (e)	—

Net Asset Value, End of Period	$11.06	$10.85	$10.81		$10.81	$10.62	$10.42

Total Return	4.69%	2.74%	0.19	%(b)	4.21%	5.06%	4.93%

Net Assets at End of Period (000’s Omitted)	$250,087	$188,180	$192,077		$187,288	$170,970	$94,001

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.23%	2.33%	2.36	%(c)	2.32%	2.93%	3.55%
Net Expenses	0.51%	0.51%	0.54	%(c)	0.62%	0.46%	0.27%
Gross Expenses(d)	0.51%	0.51%	0.54	%(c)	0.62%	0.70%	0.77%
Portfolio Turnover Rate	16%	29%	1	%(b)	8%	9%	10%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,		May 31,	May 31,	May 31,
	2012	2011	2010(f)		2010	2009	2008
Net Asset Value, Beginning Period	$11.28	$11.23	$11.13		$10.76	$10.76	$10.46

Net Investment Income (Loss)(a)	0.24	0.31	0.03		0.38	0.42	0.49
Net Realized And Unrealized Gains (Losses)	0.36	0.11	0.10		0.38	0.02	0.35

Total from Investment Operations	$0.60	$0.42	$0.13		$0.76	$0.44	$0.84

Distributions:
from Net Investment Income	(0.25)	(0.33)	(0.03)		(0.39)	(0.42)	(0.54)
from Net Realized Gains	(0.26)	(0.04)	—		—	(0.02)	—

Total Distributions to Shareholders	$(0.51)	$(0.37)	$(0.03)		$(0.39)	$(0.44)	$(0.54)

Redemption fees(a)	— (e)	— (e)	—	(e)	— (e)	— (e)	— (e)

Net Asset Value, End of Period	$11.37	$11.28	$11.23		$11.13	$10.76	$10.76

Total Return	5.42%	3.84%	1.20	%(b)	7.17%	4.24%	7.70%

Net Assets at End of Period (000’s Omitted)	$292,556	$255,847	$280,537		$270,658	$190,708	$142,412

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.15%	2.75%	3.23	%(c)	3.45%	3.97%	4.54%
Net Expenses	0.50%	0.52%	0.53	%(c)	0.61%	0.63%	0.58%
Gross Expenses(d)	0.50%	0.52%	0.53	%(c)	0.61%	0.63%	0.58%
Portfolio Turnover Rate	75%	84%	6	%(b)	25%	32%	56%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES*

	Year / Period Ended:
	June 30,	June 30,		June 30,		May 31,		May 31,		May 31,
	2012	2011		2010(g)		2010		2009		2008
Net Asset Value, Beginning Period	$11.08	$11.04		$10.95		$10.59		$10.60		$10.28

Net Investment Income (Loss)(a)	0.22	0.28		0.03		0.35		0.39		0.45
Net Realized And Unrealized Gains (Losses)	0.35	0.11		0.09		0.38		0.02		0.35

Total from Investment Operations	$0.57	$0.39		$0.12		$0.73		$0.41		$0.80

Distributions:
from Net Investment Income	(0.23)	(0.31)		(0.03)		(0.37)		(0.40)		(0.48)
from Net Realized Gains	(0.26)	(0.04)		—		—		(0.02)		—

Total Distributions to Shareholders	$(0.49)	$(0.35)		$(0.03)		$(0.37)		$(0.42)		$(0.48)

Redemption fees(a)	— (f)	—		—		—		—		—

Net Asset Value, End of Period	$11.16	$11.08		$11.04		$10.95		$10.59		$10.60

Total Return	5.21%	3.60	%(b)	1.11	%(b)(c)	6.98	%(b)	3.97	%(b)	7.47	%(b)

Net Assets at End of Period (000’s Omitted)	$19,540	$22,647		$31,607		$31,415		$28,090		$23,519

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.94%	2.54%		3.03	%(d)	3.24%		3.73%		4.25%
Net Expenses	0.71%	0.72%		0.73	%(d)	0.82%		0.87%		0.86%
Gross Expenses(e)	0.71%	0.72%		0.73	%(d)	0.82%		0.87%		0.86%
Portfolio Turnover Rate	75%	84%		6	%(c)	25%		32%		56%

*	Effective July 1, 2011, Class A Shares were renamed Advisor Shares. Information presented for periods ended June 30, 2011 and earlier is for Class A Shares.
(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as Class A) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY TACTICAL BOND FUND

ADVISOR SHARES
	Period Ended
	June 30,
	2012(f)
Net Asset Value, Beginning Period	$10.00

Net Investment Income (Loss)(a)	(0.04)
Net Realized And Unrealized Gains (Losses)	(0.27)

Total from Investment Operations	$(0.31)

Distributions:
from Net Investment Income	(0.01)

Total Distributions to Shareholders	$(0.01)

Redemption fees(a)	—	(e)

Net Asset Value, End of Period	$9.68

Total Return	(3.09	)%(b)

Net Assets at End of Period (000’s Omitted)	$29,541

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.56	)%(c)
Net Expenses	1.40	%(c)
Gross Expenses(d)	1.40	%(c)
Portfolio Turnover Rate	1290	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES

	Period Ended
	June 30,
	2012(f)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	0.15
Net Realized And Unrealized Gains	0.46

Total from Investment Operations	$0.61

Distributions:
from Net Investment Income	(0.12)

Total Distributions to Shareholders	$(0.12)

Redemption fees(a)	—	(e)

Net Asset Value, End of Period	$10.49

Total Return	6.11	%(b)

Net Assets at End of Period (000’s Omitted)	$106,075

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.80	%(c)
Net Expenses	0.99	%(c)
Gross Expenses(d)	0.99	%(c)
Portfolio Turnover Rate	14	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES

	Period Ended
	June 30,
	2012(f)
Net Asset Value, Beginning Period	$10.00

Net Investment Income(a)	0.14
Net Realized And Unrealized Gains (Losses)(a)	0.46

Total from Investment Operations	$0.60

Distributions:
from Net Investment Income	(0.12)

Total Distributions to Shareholders	$(0.12)

Redemption fees(a)	—

Net Asset Value, End of Period	$10.48

Total Return	5.95	%(b)

Net Assets at End of Period (000’s Omitted)	$636

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.60	%(c)
Net Expenses	1.19	%(c)
Gross Expenses(d)	1.19	%(c)
Portfolio Turnover Rate	14	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2012

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) and Brown Advisory Equity Income Fund (“Equity Income Fund”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) and Brown Advisory Tactical Bond Fund (“Tactical Bond Fund”) (collectively, along with the Funds listed above, the “Funds”) are each a non-diversified series of the Trust.  Prior to April 12, 2010, the Funds, other than the Tactical Bond Fund and Equity Income Fund, were series of Forum Funds.

The Funds commenced operations as follows:

Commencement of Operations
	Institutional	Advisor
	Shares	Shares(2)	D Shares
Growth Equity Fund	06/28/99	05/18/06	—
Value Equity Fund	01/28/03	04/25/06	—
Flexible Value Fund	11/30/06	01/24/07	—
Small-Cap Growth Fund	06/28/99	04/25/06(1)	09/20/02(1)
Small-Cap Fundamental Value Fund	12/31/08(3)	07/28/11(3)	—
Opportunity Fund	06/29/98	—	—
Maryland Bond Fund	12/21/00	—	—
Intermediate Income Fund	11/02/95	05/13/91	—
Tactical Bond Fund	—	09/30/11	—
Equity Income Fund	12/29/11	12/29/11	—

(1)
On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

(2)	Effective July 1, 2011, the A Shares were renamed Advisor Shares. Refer to Note 7 for further details.
(3)
Effective October 31, 2011, Cardinal Capital Management, L.L.C. ceased to serve as the Sub-Advisor for the Brown Cardinal Small Companies Fund.  The name was then changed to the Brown Advisory Small Companies Fund (herein this footnote, referenced as the “Fund”).  Effective December 16, 2011, the Fund merged into the Small-Cap Fundamental Value Fund.  All dates, figures and performance shown relate to the Small-Cap Fundamental Value Fund.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses.  Each share class has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund and Tactical Bond Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital.  Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.  Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth.

Notes to Financial Statements
June 30, 2012

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

A. Security Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of June 30, 2012, the Small-Cap Growth Fund held fair valued securities with a market value of $1,569,903 or 0.7% of total net assets.

As described above, the Funds’ utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements
June 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Growth Equity Fund^
Common Stocks	$932,690,498	$—	$—	$932,690,498
Short-Term Investments	27,692,045	—	—	27,692,045
Total Investments in Securities	$960,382,543	$—	$—	$960,382,543

	Level 1	Level 2	Level 3	Total
Value Equity Fund^
Common Stocks	$156,198,356	$—	$—	$156,198,356
Short-Term Investments	2,704,041	—	—	2,704,041
Total Investments in Securities	$158,902,397	$—	$—	$158,902,397

	Level 1	Level 2	Level 3	Total
Flexible Value Fund^
Common Stocks	$37,153,014	$—	$—	$37,153,014
Warrants	189,960	—	—	189,960
Short-Term Investments	919,759	—	—	919,759
Total Investments in Securities	$38,262,733	$—	$—	$38,262,733

	Level 1	Level 2	Level 3	Total
Small-Cap Growth Fund^
Common Stocks	$219,228,718	$—	$—	$219,228,718
Private Placement	—	—	1,569,903	1,569,903
Short-Term Investments	3,964,357	—	—	3,964,357
Total Investments in Securities	$223,193,075	$—	$1,569,903	$224,762,978

	Level 1	Level 2	Level 3	Total
Small-Cap Fundamental Value Fund^
Common Stocks	$185,295,422	$—	$—	$185,295,422
Real Estate Investment Trusts	5,411,725	—	—	5,411,725
Short-Term Investments	1,930,035	—	—	1,930,035
Total Investments in Securities	$192,637,182	$—	$—	$192,637,182

	Level 1	Level 2	Level 3	Total
Opportunity Fund^
Common Stocks	$8,196,373	$—	$—	$8,196,373
Short-Term Investments	296,886	—	—	296,886
Total Investments in Securities	$8,493,259	$—	$—	$8,493,259

	Level 1	Level 2	Level 3	Total
Maryland Bond Fund^
Municipal Bonds	$—	$234,587,884	$—	$234,587,884
Short-Term Investments	10,228,116	—	—	10,228,116
Total Investments in Securities	$10,228,116	$234,587,884	$—	$244,816,000

Notes to Financial Statements
June 30, 2012

	Level 1	Level 2	Level 3	Total
Intermediate Income Fund^
Mortgage Backed Securities	$—	$114,174,178	$—	$114,174,178
Corporate Bonds & Notes	—	100,811,617	—	100,811,617
Municipal Bonds	—	19,283,192	—	19,283,192
FHLB Notes	—	7,284,424	—	7,284,424
U.S. Treasury Notes	—	34,761,756	—	34,761,756
Short-Term Investments	6,922,390	24,997,468	—	31,919,858
Total Investments in Securities	$6,922,390	$301,312,635	$—	$308,235,025

	Level 1	Level 2	Level 3	Total
Tactical Bond Fund^
Municipal Bonds	$—	$6,271,460	$—	$6,271,460
U.S. Treasury Notes	—	10,613,289	—	10,613,289
Short-Term Investments	1,970,333	8,984,466	—	10,954,799
Total Investments in Securities	$1,970,333	$25,869,215	$—	$27,839,548
Credit Default Swaps	$—	$154,953	$—	$154,953

	Level 1	Level 2	Level 3	Total
Equity Income Fund^
Common Stocks	$94,692,022	$—	$—	$94,692,022
Preferred Stocks	4,004,456	—	—	4,004,456
Real Estate Investment Trusts	2,725,802	—	—	2,725,802
Short-Term Investments	7,062,364	—	—	7,062,364
Total Investments in Securities	$108,484,644	$—	$—	$108,484,644

^	See Schedule of Investments for industry breakouts.

None of the Funds had significant transfers into or out of Levels 1, 2 and 3 during the year ended June 30, 2012.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Investment in Private Placement

Balance as of June 30, 2011	$927,323
Change in Unrealized Appreciation	202,580
Net Purchases	440,000
Balance as of June 30, 2012	$1,569,903

The inputs utilized in valuing this security consist of annual audited financial statements and quarterly capital statements provided by the issuer.  These valuations are then adjusted for any additional capital contributions made by the Fund prior to receipt of the next quarterly capital statement.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence.  Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.  Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.  Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

Notes to Financial Statements
June 30, 2012

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gain or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

D. Options – Each Fund, except the Maryland Bond Fund and the Intermediate Income Fund may invest in options.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund.  A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

No options were held during the year ended June 30, 2012.

E. Distributions to Shareholders – For the Maryland Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly.  Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund and quarterly for the Tactical Bond Fund and Equity Income Fund.  The remaining Funds declare and pay net investment income, if any, at least annually.  Distributions to shareholders of net capital gains, if any, are declared and paid at least annually.  Distributions are recorded on the ex-dividend date.

F. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2012.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G. Redemption Fees – A shareholder who redeems or exchanges shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Notes to Financial Statements
June 30, 2012

H. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

J. Recent Accounting Pronouncements – In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Note 3. Commitments and Other Related Party Transactions

Investment Advisor – The Advisor does business under the name of Brown Advisory, LLC.  Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85%
Small-Cap Growth Fund	1.00%
Small-Cap Fundamental Value Fund	1.00%
Opportunity Fund	1.00%
Maryland Bond Fund	0.35%
Intermediate Income Fund	0.35%
Tactical Bond Fund	0.75%
Equity Income Fund	0.75%

Fee Waivers and Expense Reimbursements – The Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Advisor Shares	D Shares
Growth Equity Fund	1.15%	1.35%	N/A
Value Equity Fund	1.15%	1.35%	N/A
Flexible Value Fund	1.15%	1.35%	N/A
Small-Cap Growth Fund	1.40%	1.60%	1.35%
Small-Cap Fundamental Value Fund	1.40%	1.60%	N/A
Opportunity Fund	1.50%	N/A	N/A
Maryland Bond Fund	0.60%	N/A	N/A
Intermediate Income Fund	0.60%	0.80%	N/A
Tactical Bond Fund	N/A	1.75%	N/A
Equity Income Fund	1.15%	1.35%	N/A

Notes to Financial Statements
June 30, 2012

These expense caps for the Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small-Cap Fundamental Value Fund, Opportunity Fund, Maryland Bond Fund and Intermediate Income Fund are in place through September 30, 2012.  The expense cap for the Tactical Bond Fund is in place through October 31, 2013.  The expense cap for the Equity Income Fund is in place until December 30, 2013.  Each expense cap may be renewed annually by the Board of Trustees.  For the year ended June 30, 2012, the Advisor waived $9,045 and $22,493 in fees in the Flexible Value Fund and Opportunity Fund, respectively.  The Advisor is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  At June 30, 2012, the cumulative amounts of previously waived fees that the Advisor may recoup from the Flexible Value Fund and Opportunity Fund were $67,837 and $64,442, respectively.  The Advisor may recoup portions of the above amounts no later than the dates below:

	June 30,
	2013	2014	2015
Flexible Value Fund	$17,055	$41,737	$ 9,045
Opportunity Fund	$6,276	$35,673	$22,493

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.  Effective July 1, 2011, the A Shares were renamed Advisor Shares, with all of the Advisor Shares having a 12b-1 fee of 0.25% of the average daily net assets of the share class.  Refer to Note 7 for further details.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The officers of the Trust are employees of USBFS.  The Chief Compliance Officer is also an employee of USBFS.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended June 30, 2012 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$856,031,605	$393,351,832
Value Equity Fund	114,328,337	125,176,223
Flexible Value Fund	13,799,935	5,945,109
Small-Cap Growth Fund	150,152,146	137,043,152
Small-Cap Fundamental Value Fund	141,464,480	52,403,443
Opportunity Fund	6,890,763	9,883,782
Maryland Bond Fund	85,351,866	34,142,681
Intermediate Income Fund	216,175,441	201,837,073
Tactical Bond Fund	275,451,766	258,903,721
Equity Income Fund	108,106,379	10,149,041

The Intermediate Income Fund purchased and sold $76,406,466 and $76,012,152, respectively, in U.S. Government securities for the year ended June 30, 2012.  The Tactical Bond Fund purchased and sold $160,051,498 and $148,968,874, respectively, in U.S. Government securities for the period ended June 30, 2012.  Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

Notes to Financial Statements
June 30, 2012

Note 5. Federal Income Tax and Investment Transactions

At June 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

					Small-Cap
	Growth Equity	Value Equity	Flexible Value	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Cost of Investments	$879,593,650	$148,981,730	$31,887,961	$185,242,149	$172,740,771
Gross tax unrealized appreciation	131,072,641	17,565,396	7,470,557	50,817,356	25,861,881
Gross tax unrealized depreciation	(50,283,748)	(7,644,729)	(1,095,785)	(11,296,527)	(5,965,470)
Net tax unrealized appreciation	80,788,893	9,920,667	6,374,772	39,520,829	19,896,411
Net unrealized appreciation on foreign receivables	603	—	81	—	—
Undistributed ordinary income	—	1,543,545	78,555	—	343,992
Undistributed long-term capital gain	—	—	—	10,863,835	—
Total distributable earnings	—	1,543,545	78,555	10,863,835	343,992
Other accumulated loss	(7,787,559)	(28,265,278)	(5,610,187)	(979,133)	(13,378,359)
Total accumulated earnings (losses)	$73,001,937	$(16,801,066)	$843,221	$49,405,531	$6,862,044

	Opportunity	Maryland	Intermediate	Tactical	Equity
	Fund	Bond Fund	Income Fund	Bond Fund	Income Fund
Cost of Investments	$7,928,776	$234,358,830	$297,140,224	$27,789,963	$103,540,928
Gross tax unrealized appreciation	1,123,860	10,980,391	11,217,875	49,585	7,612,847
Gross tax unrealized depreciation	(559,377)	(523,221)	(123,074)	—	(2,669,131)
Net tax unrealized appreciation	564,483	10,457,170	11,094,801	49,585	4,943,716
Net unrealized appreciation on foreign receivables	—	—	—	—	—
Undistributed ordinary income	—	422,863	5,178,770	101,248	1,179
Undistributed long-term capital gain	—	410,665	978,784	—	867,656
Total distributable earnings	—	833,528	6,157,554	101,248	868,835
Other accumulated loss	(38,479,304)	(378,005)	(356,276)	(1,107,347)	—
Total accumulated earnings (losses)	$(37,914,821)	$10,912,693	$16,896,079	$(956,514)	$5,812,551

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

At June 30, 2012, the following capital loss carryforwards were available:

	Expiring	Expiring	Expiring	Expiring		Expiring	Expiring	Infinite	Infinite
	2013	2014	2015	2016		2017	2018	Short-Term	Long-Term	Total
Growth Equity Fund	$—	$—	$—	$—		$2,391,686	$6,142	$2,200,350	$1,789,028	$6,387,206
Value Equity Fund	—	—	—	—		27,316,175	949,103	—	—	28,265,278
Flexible Value Fund	—	—	2,328,779	—		3,281,373	—	—	—	5,610,152
Small-Cap Growth Fund	—	—	—	—		—	—	—	—	—
Small-Cap Fundamental
Value Fund	—	—	—	10,264,109	*	—	—	954,424	—	11,218,533
Opportunity Fund	31,122,445	—	—	6,595,708		734,936	—	—	—	38,453,089
Maryland Bond Fund	—	—	—	—		—	—	—	—	—
Intermediate Income Fund	—	—	—	—		—	—	—	—	—
Tactical Bond Fund	—	—	—	—		—	—	1,100,631	—	1,100,631
Equity Income Fund	—	—	—	—		—	—	—	—	—

*
Acquired in connection with the merger of the Brown Advisory (formerly Cardinal) Small Companies Fund.  The Small-Cap Fundamental Value Fund may utilize up to $2,052,822 of this amount annually.  See Note 9 for further details.

Notes to Financial Statements
June 30, 2012

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	1,093,290	1,644,489
Flexible Value Fund	—	—	86,530	60,761
Small-Cap Growth Fund	—	—	—	—
Small-Cap Fundamental Value Fund	—	—	3,721,134	1,950,329
Opportunity Fund	—	—	—	—
Maryland Bond Fund	4,918,773	4,385,306	6,808	—
Intermediate Income Fund	—	—	7,508,580	8,530,797
Tactical Bond Fund	—	N/A	41,204	N/A
Equity Income Fund	—	N/A	1,142,312	N/A

	Long-Term Capital Gain^		Return of Capital
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	—	—
Flexible Value Fund	—	—	—	1,895
Small-Cap Growth Fund	3,970,843	—	—	—
Small-Cap Fundamental Value Fund	2,386,326	581,158	—	—
Opportunity Fund	—	—	—	—
Maryland Bond Fund	923,336	—	—	—
Intermediate Income Fund	5,520,481	1,117,043	—	—
Tactical Bond Fund	—	N/A	—	N/A
Equity Income Fund	—	N/A	—	N/A

^	Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

On the Statements of Assets and Liabilities, as a result of net operating loss incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts for the entire year ended June 30, 2012 have been reclassified.  The reclassification has no impact on the net assets of the Funds.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Growth Equity Fund	$1,035,947	$1,392	$(1,037,339)
Value Equity Fund	—	—	—
Flexible Value Fund	(192)	192	—
Small-Cap Growth Fund	806,350	—	(806,350)
Small-Cap Fundamental Value Fund	4,868	(10,665,626)	10,660,758
Opportunity Fund	28,242	9	(28,251)
Maryland Bond Fund	—	—	—
Intermediate Income Fund	633,367	(633,367)	—
Tactical Bond Fund	127,005	(127,005)	—
Equity Income Fund	—	2,299,937	(2,299,937)

Notes to Financial Statements
June 30, 2012

At June 30, 2012, the Funds deferred, on a tax basis:

	Post-October	Post-October	Post-December
	Capital Losses	Currency Losses	Ordinary Losses
Growth Equity Fund	$—	$—	$1,400,353
Value Equity Fund	—	—	—
Flexible Value Fund	—	35	—
Small-Cap Growth Fund	—	—	979,133
Small-Cap Fundamental Value Fund	2,159,827	—	—
Opportunity Fund	—	—	26,215
Maryland Bond Fund	—	—	—
Intermediate Income Fund	—	—	—
Tactical Bond Fund	6,716	—	—
Equity Income Fund	—	—	—

Note 6.  Concentration of Risk

Maryland Bond Fund and Tactical Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers.  Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally.  These factors may have and adverse affect on the issuer’s ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.  Generally bond prices fall when interest rates rise and vice versa.  This effect is usually more pronounced for longer-term securities.

Note 7. Restructuring of Class A Shares

Effective July 1, 2011, Class A Shares were renamed as Advisor Shares. With this change, front-end sales loads for the class were eliminated. In addition, Rule 12b-1 fees were changed to 0.25% (as a percentage of average daily net assets) for all of the Funds Advisor Shares (some Funds were previously 0.50%).

Note 8. Credit Default Swap Agreements

The Tactical Bond Fund may invest in credit default swap agreements.  Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index.  As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs.

Notes to Financial Statements
June 30, 2012

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index.  A credit index is a basket of credit instruments or exposures typically designed to be representative of some part of the credit market as a whole.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector.  Credit indices are typically traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended June 30, 2012 is as follows:

Unrealized
	Derivatives not accounted	Statement of Assets	Appreciation
Fund	For as hedging instruments	and Liabilities Location	(Depreciation)
Tactical Bond Fund	Credit Default Swap Contracts	Unrealized appreciation
		(depreciation) on swaps	$154,953

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2012 is as follows:

Change in Unrealized
Appreciation
	Derivatives not accounted	Location of Gain (Loss)	Realized Gain (Loss)	(Depreciation)
Fund	For as hedging instruments	on Derivatives in income	on Derivatives	on Derivatives
Tactical Bond Fund	Credit Default Swap Contracts	Net Realized and
		Unrealized Gain (Loss)	$(1,355,395)	$154,953

Note 9. Merger of Funds

As of the close of business on December 16, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Small Companies Fund (“Small Companies Fund”), formerly the Brown Cardinal Small Companies Fund, were transferred to the Brown Advisory Small-Cap Fundamental Value Fund in exchange for a corresponding class of shares of the Brown Advisory Small-Cap Fundamental Value Fund of equal value.  The purpose of the transaction was to combine two funds with comparable investment objectives and strategies.  The exchange ratio was 0.81 for Advisor Shares and 0.82 for Institutional Shares.  The net asset values of the Small-Cap Fundamental Value Fund Institutional shares and Advisor Shares on the close of business December 16, 2011 after the reorganization were $14.22 and $14.21, respectively.  A total of 4,045,741 Institutional Shares and 21,253 Advisor Shares were issued to the shareholders of the Small Companies Fund in the exchange.  The exchange was a tax-free event to Small Companies Fund shareholders.  For financial reporting purposes, assets received and shares issued by the Small-Cap Fundamental Value Fund were recorded at fair value; however, the cost basis of investments received from the Small Companies Fund was carried forward to align ongoing reporting of the Small-Cap Fundamental Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.  Pursuant to the rules under Section 381 and 382 of the Internal Revenue Code, the combined Fund will be able to utilize $10,264,109 of the Small Companies Fund’s $12,121,076 capital loss carryforward as of the time of merger, subject to an annual limitation of $2,052,822.

The components of net assets immediately before the acquisition were as follows:

			Accumulated	Net
		Accumulated	net realized	Unrealized
	Capital	net investment	gain/(loss) on	Appreciation/	Net
	Stock	income/(loss)	investments	(Depreciation)	Assets
Small-Cap Fundamental Value Fund	$106,730,027	$(284,121)	$(1,684,177)	$5,526,128	$110,287,857
Small Companies Fund	$72,855,113	$68	$(12,121,076)	$(2,912,140)	$57,821,965
Total	$179,585,140	$(284,053)	$(13,805,253)	$2,613,988	$168,109,822

Notes to Financial Statements
June 30, 2012

10. Proposed Reorganization

The Board of Trustees of Professionally Managed Portfolios has approved a plan of reorganization (the “Reorganization”) whereby the Funds will reorganize from Professionally Managed Portfolios into newly created corresponding series of the Brown Advisory Funds (the “New Trust”), a Delaware statutory trust.  The Reorganization, which is expected to be tax-free to the shareholders of the Brown Advisory Funds and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of each of the Brown Advisory Funds out of Professionally Managed Portfolios and into the newly created corresponding series of the New Trust.

During the third quarter of 2012, shareholders of the Brown Advisory Funds will receive a proxy statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.  The proxy statement/prospectus will also provide shareholders with an opportunity to vote on the proposals regarding the Reorganization.  If shareholders of the Brown Advisory Funds approve the Reorganization, the Reorganization will take effect on or about October 19, 2012.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
The Brown Advisory Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, and the Brown Advisory Equity Income Fund (collectively the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2012, and for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, and Brown Advisory Intermediate Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, the period ended June 30, 2010 and the year ended May 31, 2010,  for the Brown Advisory Tactical Bond Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 30, 2011 (commencement of operations) to June 30, 2012, and for the Brown Advisory Equity Income Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 29, 2011 (commencement of operations) to June 30, 2012.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the years or periods in the two year period ended May 31, 2009 were audited by other auditors whose reports dated July 28, 2008 and July 28, 2009, expressed an unqualified opinion on such financial highlights.  The financial highlights of Brown Advisory Flexible Value Fund for each of the two years in the period ended October 31, 2008 were audited by other auditors whose report dated December 22, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, and Brown Advisory Equity Income Fund as of June 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 27, 2012

Expense Example For the Six Months Ended June 30, 2012 (Unaudited)

As a share holder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 – June 30, 2012).

Actual Expenses – The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after purchase.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2012	June 30, 2012	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,083	$4.61	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.47	0.89%
Advisor Shares
Actual Return	$1,000	$1,082	$5.64	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.47	1.09%

Value Equity Fund
Institutional Shares
Actual Return	$1,000	$1,054	$4.60	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.52	0.90%
Advisor Shares
Actual Return	$1,000	$1,053	$5.61	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.52	1.10%

Expense Example For the Six Months Ended June 30, 2012 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2012	June 30, 2012	During the Period*	Ratio*
Flexible Value Fund
Institutional Shares
Actual Return	$1,000	$1,080	$5.95	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.77	1.15%
Advisor Shares
Actual Return	$1,000	$1,079	$6.98	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.77	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$1,073	$5.93	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.77	1.15%
Advisor Shares
Actual Return	$1,000	$1,071	$7.11	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.92	1.38%
D Shares
Actual Return	$1,000	$1,073	$5.67	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.52	1.10%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000	$1,079	$6.00	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.82	1.16%
Advisor Shares
Actual Return	$1,000	$1,079	$7.03	1.36%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.82	1.36%

Opportunity Fund
Institutional Shares
Actual Return	$1,000	$1,065	$7.70	1.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$7.52	1.50%

Maryland Bond Fund
Institutional Shares
Actual Return	$1,000	$1,016	$2.51	0.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.51	0.50%

Intermediate Income Fund
Institutional Shares
Actual Return	$1,000	$1,020	$2.51	0.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.51	0.50%
Advisor Shares
Actual Return	$1,000	$1,019	$3.51	0.70%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.52	0.70%

Expense Example For the Six Months Ended June 30, 2012 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2012	June 30, 2012	During the Period*	Ratio*
Tactical Bond Fund
Advisor Shares
Actual Return	$1,000	$1,000	$7.16	1.44%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.22	1.44%

Equity Income Fund
Institutional Shares
Actual Return	$1,000	$1,061	$5.07	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.97	0.99%
Advisor Shares
Actual Return	$1,000	$1,060	$6.09	1.19%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.97	1.19%

*
The calculations are based on expenses incurred during the most recent six-month period.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund
		Office and		Complex(2)	Other
Name, Age	Position with	Length of	Principal Occupation	Overseen by	Directorships
and Address	the Trust	Time Served	During Past Five Years	Trustees	Held
Independent Trustees of the Trust(1)
Dorothy A. Berry	Chairman	Indefinite Term	President, Talon Industries, Inc. (administrative,	10	Trustee,
(born 1943)	and Trustee	Since May 1991.	management and business consulting); formerly,		PNC Funds, Inc.
c/o U.S. Bancorp			Executive Vice President and Chief Operating
Fund Services, LLC			Officer, Integrated Asset Management (investment
2020 E. Financial Way			adviser and manager) and formerly, President,
Suite 100			Value Line, Inc. (investment advisory and financial
Glendora, CA 91741			publishing firm).
Wallace L. Cook	Trustee	Indefinite Term	Investment Consultant; formerly, Chief Executive	10	The Dana Foundation;
(born 1939)		Since May 1991.	Officer, Rockefeller Trust Co., (prior thereto		The University of
c/o U.S. Bancorp			Senior Vice President), and Managing Director,		Virginia Law School
Fund Services, LLC			Rockefeller & Co. (Investment Manager and		Foundation.
2020 E. Financial Way			Financial Advisor); formerly, Senior Vice President,
Suite 100			Norton Simon, Inc.
Glendora, CA 91741
Carl A. Froebel	Trustee	Indefinite Term	Former owner, Golf Adventures, LLC, (Vacation	10	None.
(born 1938)		Since May 1991.	Services); formerly, President and Founder,
c/o U.S. Bancorp			National Investor Data Services, Inc. (investment
Fund Services, LLC			related computer software).
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite Term	Consultant, since July 2001; formerly, Executive	10	Independent Trustee,
(born 1950)		Since May 1991.	Vice President, Investment Company		The Managers Funds,
c/o U.S. Bancorp			Administration, LLC (mutual fund administrator).		Managers AMG Funds,
Fund Services, LLC					Aston Funds; Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable Growth
Glendora, CA 91741					Advisers, LP;
Independent Director,
Chase Investment
Counsel; formerly
Independent Director,
Guardian Mutual
Funds.

Trustees and Executive Officers

Number of
Portfolios
		Term of		in Fund
		Office and		Complex(2)	Other
Name, Age	Position with	Length of	Principal Occupation	Overseen by	Directorships
and Address	the Trust	Time Served	During Past Five Years	Trustees	Held
Interested Trustee and Officers of the Trust
Eric W. Falkeis(3)	President	Indefinite Term;	Senior Vice President and Chief Financial Officer	Not	Not
(born 1973)		Since January 2011.	(and other positions), U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp			LLC since 1997.
Fund Services, LLC	Trustee	Indefinite Term;
615 East Michigan St.		Since September
Milwaukee, WI 53202		2011.
Patrick J. Rudnick	Treasurer	Indefinite Term;	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1973)		Since November	LLC, since 2006; formerly, Manager,	Applicable.	Applicable.
c/o U.S. Bancorp		2009.	PricewaterhouseCoopers LLP (1999-2006).
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Elaine E. Richards	Secretary	Indefinite Term;	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Since February 2008.	U.S. Bancorp Fund Services, LLC, since	Applicable.	Applicable.
c/o U.S. Bancorp			July 2007; formerly, Vice President and Senior
Fund Services, LLC			Counsel, Wells Fargo Funds Management, LLC
2020 E. Financial Way			(2004-2007).
Suite 100
Glendora, CA 91741
Donna Barrette	Chief	Indefinite Term:	Vice President and Compliance Officer, U.S.	Not	Not
(born 1966)	Compliance	Since July 2011.	Bancorp Fund Services, LLC since August 2004.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer
Fund Services, LLC
615 East Michigan St.	Anti-Money	Indefinite Term:
Milwaukee, WI 53202	Laundering	Since July 2011.
Officer

	Vice President	Indefinite Term:
Since July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series, with the exception of the Winslow Green Growth Fund, with which the Funds share the same investment advisor.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualifying interest income exempt from U.S. tax for foreign shareholders ("QII") and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders ("QSTCG") is presented below.

	Income Distributions
	Exempt from
	Federal Tax	QDI	DRD	QII	STCG
Growth Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity Fund	0.00%	100.00%	100.00%	0.16%	0.00%
Flexible Value Fund	0.00%	100.00%	100.00%	0.07%	0.00%
Small-Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Fundamental Value Fund	0.00%	46.60%	30.40%	0.14%	75.74%
Opportunity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Maryland Bond Fund	99.86%	0.00%	0.00%	100.00%	0.00%
Intermediate Income Fund	0.00%	0.00%	0.00%	90.06%	14.67%
Tactical Bond Fund	0.00%	3.87%	3.87%	88.52%	0.00%
Equity Income Fund	0.00%	85.96%	71.39%	0.06%	0.00%

BROWN ADVISORY FUNDS

At Brown Advisory Funds, we believe that you deserve sincere and open communication on all issues relating to our relationship.

In this spirit, we wish to provide to you a summary of certain of our policies relating to confidentiality and privacy of shareholder information.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory Funds takes confidentiality of your personal information and privacy of your account very seriously.

Our commitment to safeguard your personal information goes beyond our legal obligations, and the principles that guide the way in which we conduct business are built upon the core values of trust, confidence and integrity. By adhering to the practices described in this policy, we affirm our continuing commitment to protecting your privacy.

Brown Advisory Funds collects only relevant information from shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We obtain non-public financial and other personal information (“Personal Information”) about you directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place. For example, we take many measures to protect your Personal Information while it is stored electronically.

In the normal conduct of our business, it may become necessary for us to share your Personal Information with companies who are under contract to perform services on behalf of Brown Advisory Funds. For example, those who may receive this information include the companies that provide Brown Advisory Funds with transfer agent, technology and administrative services, as well as the investment advisor, Brown Investment Advisory Incorporated, who is an affiliate of Brown Advisory Funds. If you maintain a retirement/educational custodial account directly with Brown Advisory Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information to only those employees of Brown Advisory Funds’ service providers with a business reason to know such information.

We do not sell Personal Information about current or former shareholders or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such Personal Information to third parties unless necessary to support the operations and administration of the Brown Advisory Funds, the Brown Advisory Funds’ compliance with applicable laws and regulations, or as otherwise permitted by law.

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

This is our policy as of September 2006. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Brown Advisory, LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

	Institutional Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP
Brown Advisory Growth Equity Fund	BIAGX	74316J201	BAGAX	74316J102
Brown Advisory Value Equity Fund	BIAVX	74316J409	BAVAX	74316J300
Brown Advisory Flexible Value Fund	BIAFX	74316J607	BAFVX	74316J508
Brown Advisory Small-Cap Growth Fund	BIASX	74316J805	BASAX	74316J706
Brown Advisory Small-Cap Fundamental Value Fund	BIAUX	74316J854	BAUAX	74316J755
Brown Advisory Opportunity Fund	BIAOX	74316J847	—	—
Brown Advisory Maryland Bond Fund	BIAMX	74316J821	—	—
Brown Advisory Intermediate Income Fund	BIAIX	74316J797	BIATX	74316J813
Brown Advisory Tactical Bond Fund	—	—	BATBX	74316J722
Brown Advisory Equity Income Fund	BIADX	74316J698	BADAX	74316J714

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the periods covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Brown Advisory Growth Equity Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Value Equity Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Flexible Value Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

  Brown Advisory Small-Cap Growth Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Opportunity Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Maryland Bond Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Intermediate Income Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

Brown Advisory Tactical Bond Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	N/A
All Other Fees	N/A	N/A

Brown Advisory Equity Income Fund

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$15,200	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Brown Advisory Growth Equity Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Value Equity Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Flexible Value Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Small-Cap Growth Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Opportunity Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Maryland Bond Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Intermediate Income Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Tactical Bond Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Brown Advisory Equity Income Fund

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date    September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date    September 7, 2012

By (Signature and Title)  /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date    September 7, 2012

* Print the name and title of each signing officer under his or her signature.